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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2011

Date of reporting period:	October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

October 31, 2011

PIMCO Corporate Income Fund

PIMCO Income Opportunity Fund

Contents

Letter to Shareholders	2-3

Fund Insights	4-6

Performance & Statistics	7-8

Schedules of Investments	9-29

Statements of Assets and Liabilities	30

Statements of Operations	31

Statements of Changes in Net Assets	32-33

Statements of Cash Flows	34

Notes to Financial Statements	35-59

Financial Highlights	60-61

Report of Independent Registered Public Accounting Firm	62

Annual Shareholder Meeting Results/ Change to Board of Trustees/Change in Investment Policy	63

Tax Information/Proxy Voting Policies & Procedures	64

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	65-69

Privacy Policy	70

Dividend Reinvestment Plan	71

Board of Trustees	72-73

Fund Officers	74

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Dear Shareholder:

Economic uncertainty, geopolitical turmoil and extraordinary market volatility defined the twelve-month fiscal period ended October 31, 2011. Despite this litany of troubles, the U.S. economy expanded, and corporate balance sheets remained quite robust, as the recovery that began in 2009 moved into its third consecutive year.

Twelve Months in Review

For the twelve-month fiscal period ended October 31, 2011:

•  PIMCO Corporate Income Fund declined 1.37% on net asset value (“NAV”) and rose 4.78% on market price.

•  PIMCO Income Opportunity Fund increased 3.87% on NAV and 11.68% on market price.

Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, moved higher at an annual rate of 2.3% as the fiscal period began. The annual rate slowed to 0.4% between January and March 2011, a period marked by turmoil in the Middle East and a nuclear disaster in Japan. GDP picked up over the remainder of the period, however, expanding at a rate of 1.3% for the April to June 2011 period and to a 2.0% annual pace between July and September 2011.

July to September witnessed an unprecedented event in the United States — the downgrading of the U.S. government’s long-term credit rating from AAA to AA+. This downgrade by Standard & Poor’s, a leading credit rating agency, reflected a lack of confidence in the ability of Congress and the Obama administration to tame America’s worsening fiscal situation. Other credit ratings agencies, while expressing similar concerns, maintained their top ratings for U.S. government debt.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

During the twelve-month period, the Federal Reserve (“the Fed”) ended a second round of quantitative easing designed to stimulate the economy, but soon embarked upon a third effort. The latest initiative, dubbed “Operation Twist,” involves the selling of $400 billion of short-term Treasury securities in exchange for a similar amount of longer-term bonds. The Fed has indicated this move is aimed at lowering longer-term bond yields while maintaining short-term rates at their current and historically low levels.

Despite the above-mentioned uncertainty, U.S. companies continue to thrive. Corporations have now amassed approximately $2 trillion in cash, equal to about 7% of corporate assets, the highest such level

PIMCO Corporate Income Fund
2	PIMCO Income Opportunity Fund Annual Report | 10.31.11

since 1963. In addition, record low borrowing costs have enabled many companies to refinance existing obligations at very low rates. Yield spreads between corporate bonds and comparable Treasury securities widened during the fiscal period.

Outlook

The increasing pace of the U.S. economic expansion has quieted talk of a second recession. Although there are no guarantees, the expansion, according to the Fed, is likely to continue. The Fed maintains the U.S. economy should grow in the 2.5% to 2.9% range during 2012 and between 3.0% to 3.5% in 2013. However, it warns of “significant downside risks to the economic outlook, including strains in global financial markets.” The Fed also estimated that unemployment would remain stubbornly high — above 8.5% through the end of 2012 and above 7.8% at the end of 2013.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

It is important to note that no fewer than two unresolved matters may threaten this forecast. Europe’s sovereign debt crisis continues to spread. Depending on how it plays out, future yields on many corporate bonds may be affected. In the U.S., the ongoing inability of the federal government to control its own debt crisis is producing similar market uncertainty.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund Fund Insights
October 31, 2011 (unaudited)

For the 12 months ended October 31, 2011, PIMCO Corporate Income Fund returned -1.37% on net asset value (“NAV”) and 4.78% on market price.

For 12 months ended October 31, 2011, PIMCO Income Opportunity Fund, Inc. returned 3.87% on NAV and 11.68% on market price.

While the U.S. fixed income market generated a positive return during the reporting period, there were periods of heightened volatility due to shifting expectations for the economy and periodic flights to quality. Early in the period, expectations for the U.S. economy improved and inflationary concerns emerged. Despite a number of geopolitical challenges, the ongoing European sovereign debt crisis and the devastating earthquake in Japan, most spread sectors (non-U.S. Treasuries) outperformed equal-duration Treasuries during the first half of the reporting period. However, over the second half of the period, the economy decelerated and investor risk appetite was often replaced with risk aversion. Further impacting investor sentiment was an escalation of the European sovereign debt crisis and the downgrade of U.S. government securities. Against this backdrop, Treasury yields moved lower and most spread sectors lagged equal-duration Treasuries. All told, during the 12 months ended October 31, 2011, both short- and long-term Treasury yields declined and the yield curve flattened.

Despite a setback when investor risk aversion increased in the third quarter of 2011, the U.S. corporate bond market posted a positive return during the reporting period. Supporting corporate bond prices were generally strong corporate profits, strengthening corporate balance sheets and overall solid demand from investors seeking to generate incremental yield in the low interest rate environment. In addition, corporate default rates, which had moved sharply higher during the credit crisis, continued to decline during the 12 months ended October 31, 2011.

PIMCO Corporate Income Fund
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Compared to the 5.00% return for the overall U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Index), high yield and investment grade bonds returned 5.17% and 5.95%, respectively (as measured by the Barclays Capital U.S. High Yield and Barclays Capital U.S. Credit Indices) for the 12-month reporting period.

Given low interest rates and investors’ search for yield, on a total return basis, lower rated, higher yielding corporate bonds generally outperformed their higher quality, lower yielding counterparts. For example, AAA-, AA-, A- and BBB-rated issues returned -0.18%, 0.63%, 1.56%, and 2.26%, respectively, during the 12 months ended October 31, 2011. The same trend held true in the high yield market, as BB-rated issues returned 4.73%, versus 5.80% for B-rated names.

PIMCO Corporate Income Fund

Sector positioning and duration drive results

The Fund generated disappointing absolute and relative returns during the reporting period. An overweighting to banks detracted from performance, as the banking sector lagged the 80% Barclays Capital Credit / 20% B of A Merrill Lynch BB/B Index (the “Index”) due to increased European sovereign concerns. Security selection within insurance companies adversely affected for performance, as select life insurance insurers underperformed the broader insurance sector. Elsewhere, an underweight to consumer cyclicals was not rewarded as the sector outperformed the Index during the reporting period. Finally, the Fund’s duration positioning detracted from results. Having a shorter duration than that of the Index during the majority of the reporting period was a negative as interest rates declined during the 12 months ended October 31, 2011.

On the upside, the Fund’s overweighting to energy companies was a positive as the sector outperformed the Index during the reporting period. The

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund Fund Insights
October 31, 2011 (unaudited) (continued)

Fund’s underweighting to telecommunications was also beneficial to performance as the sector lagged the Index.

PIMCO Income Opportunity Fund

Strong sector positioning enhances performance

The Fund’s overweighting to high grade integrated oil credits added to returns, as energy prices increased during the reporting period. Having an underweight to metals and mining added to returns, as this cyclical sector was negatively impacted by lower global economic growth.

The Fund’s underweighting to the food and beverage sector detracted from results, as it benefited from its defensive nature given periods of increased investor risk aversion. The Fund’s overweighting to high quality banking credits was not rewarded, as they were negatively impacted by poor macro economic data and debt challenges in the Eurozone. The Fund’s exposure to senior commercial mortgage-backed securities detracted from results, as the sector underperformed the broader market. Finally, the Fund’s U.S. interest rate strategy was negative for performance. Having a relatively short duration in the U.S. detracted as interest rates declined during the 12 months ended October 31, 2011. In addition, having a yield curve steepening bias was a negative as the curve flattened during the reporting period.

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PIMCO Corporate Income Fund Performance & Statistics

October 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	4.78%	-1.37%
5 Year	11.29%	10.86%
Commencement of Operations (12/21/01) to 10/31/11	11.36%	11.02%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 10/31/11	Market Price	$15.27
	NAV	$13.67
NAV	Premium to NAV	11.70%
Market Price	Market Price Yield(2)	8.35%

	Moody’s Ratings (as a % of total investments)

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PIMCO Income Opportunity Fund Performance & Statistics

October 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	11.68%	3.87%
3 Year	27.02%	24.62%
Commencement of Operations (11/30/07) to 10/31/11	12.87%	12.19%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 10/31/11	Market Price	$26.45
	NAV	$24.62
NAV	Premium to NAV	7.43%
Market Price	Market Price Yield(2)	8.62%

	Moody’s Ratings (as a % of total investments, before securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in the Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per common share dividend (comprised of net investment income for Corporate Income and net investment income and short-term capital gains, if any, for Income Opportunity) payable to common shareholders by the market price per common share at October 31, 2011.

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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 59.5%

Airlines – 2.0%
$1,877	American Airlines Pass Through Trust, 10.375%, 1/2/21	$2,018,027
1,862	Continental Airlines Pass Through Trust, 9.798%, 10/1/22	1,917,741
7,998	Northwest Airlines, Inc., 7.15%, 4/1/21 (MBIA)	7,757,466
	United Air Lines Pass Through Trust,
1,371	7.336%, 1/2/21 (a) (b) (d) (k) (acquisition cost-$1,371,062; purchased 6/19/07)	1,233,956
2,727	10.40%, 5/1/18	3,013,735
		15,940,925
Automotive – 0.2%
1,500	Ford Motor Co., 9.98%, 2/15/47	1,920,000
Banking – 8.7%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523%, 11/8/12 (a) (d) (g)	3,180,000
2,400	AgFirst Farm Credit Bank, 7.30%, 11/28/11 (a) (b) (d) (g) (k) (acquisition cost-$1,904,000; purchased 2/26/10-3/2/10)	2,373,778
1,150	BankAmerica Capital II, 8.00%, 12/15/26	1,052,250
	Barclays Bank PLC,
4,600	7.434%, 12/15/17 (a) (d) (g) (j)	4,324,000
7,760	10.179%, 6/12/21 (a) (d)	8,779,897
£200	14.00%, 6/15/19 (g)	374,802
$5,000	BPCE S.A., 12.50%, 9/30/19 (a) (b) (d) (g) (j) (k) (acquisition cost-$5,600,000; purchased 1/11/11)	4,655,115
25,290	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (g) (j)	30,685,267
2,000	HBOS PLC, 6.75%, 5/21/18 (a) (d) (j)	1,745,038
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (g)	1,262,500
€4,100	Intesa Sanpaolo SpA, 8.375%, 10/14/19 (g)	4,226,512
	Regions Financial Corp.,
$1,900	7.375%, 12/10/37	1,577,000
3,400	7.75%, 11/10/14	3,544,500
£1,200	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (g)	1,900,538
		69,681,197
Building & Construction – 0.3%
$1,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	1,007,500
1,700	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	1,714,510
		2,722,010
Consumer Products – 0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	1,649,000
Energy – 0.3%
4,300	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	2,494,000
Financial Services – 28.6%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	1,046,500
	Ally Financial, Inc.,
240	5.35%, 1/15/14	230,950
70	5.75%, 1/15/14	67,920
372	5.85%, 6/15/13	365,596
225	6.00%, 7/15/13	221,498
34	6.00%, 3/15/19	29,991
494	6.00%, 9/15/19	432,906

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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$492	6.05%, 8/15/19	$432,707
659	6.125%, 10/15/19	581,673
343	6.15%, 9/15/19	303,523
5	6.15%, 10/15/19	4,421
10	6.20%, 4/15/19	8,922
517	6.25%, 12/15/18	461,880
10	6.25%, 4/15/19	8,937
182	6.25%, 5/15/19	162,494
10	6.25%, 7/15/19	8,923
620	6.30%, 8/15/19	554,447
210	6.35%, 5/15/13	208,092
5	6.35%, 7/15/19	4,490
158	6.40%, 12/15/18	142,411
133	6.50%, 2/15/16	124,876
771	6.50%, 6/15/18	701,077
666	6.50%, 11/15/18	603,659
879	6.50%, 12/15/18	796,748
11	6.50%, 5/15/19	9,987
55	6.50%, 1/15/20	49,613
78	6.60%, 5/15/18	70,902
476	6.65%, 6/15/18	436,904
770	6.65%, 10/15/18	707,476
682	6.70%, 6/15/18	627,694
250	6.70%, 11/15/18	229,507
499	6.70%, 12/15/19	456,334
195	6.75%, 8/15/16	183,836
10	6.75%, 6/15/17	9,438
26	6.75%, 3/15/18	23,860
554	6.75%, 7/15/18	510,848
113	6.75%, 9/15/18	103,983
432	6.75%, 10/15/18	396,834
125	6.75%, 11/15/18	115,011
293	6.75%, 5/15/19	269,822
209	6.75%, 6/15/19	192,511
682	6.80%, 9/15/18	629,337
135	6.80%, 10/15/18	124,484
30	6.85%, 5/15/18	27,661
80	6.875%, 7/15/18	74,215
133	6.90%, 6/15/17	126,490
535	6.90%, 7/15/18	497,389
320	6.90%, 8/15/18	297,275
10	7.00%, 8/15/16	9,525
133	7.00%, 2/15/18	124,099
2,262	7.00%, 5/15/18	2,102,448
60	7.00%, 8/15/18	56,041
975	7.00%, 9/15/18	909,066
560	7.00%, 11/15/23	495,179
107	7.05%, 3/15/18	100,498
1,771	7.05%, 4/15/18	1,651,590
105	7.125%, 10/15/17	99,431
148	7.15%, 6/15/16	142,019
143	7.15%, 9/15/18	134,537
210	7.15%, 1/15/25	189,044

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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$270	7.25%, 9/15/17	$257,773
214	7.25%, 4/15/18	201,520
1,515	7.25%, 8/15/18	1,433,073
385	7.25%, 9/15/18	364,200
50	7.25%, 3/15/25	44,872
227	7.30%, 12/15/17	215,455
61	7.30%, 1/15/18	57,865
12,781	7.375%, 11/15/16	12,782,035
80	7.375%, 4/15/18	75,879
20	7.40%, 12/15/17	19,183
16	7.50%, 11/15/16	15,641
45	7.50%, 11/15/17	44,132
23	7.50%, 12/15/17	22,050
27	7.625%, 11/15/12	27,052
266	9.00%, 7/15/20	265,922
2,000	American Express Co., 6.80%, 9/1/66, (converts to FRN on 9/1/16)	1,987,500
€1,500	American General Finance Corp., 4.125%, 11/29/13	1,730,843
$5,000	BAC Capital Trust XIV, 5.63%, 3/15/12 (g)	3,075,000
	BNP Paribas S.A. (g),
6,700	7.195%, 6/25/37 (a) (d) (j)	5,628,000
€350	7.781%, 7/2/18	428,601
$3,300	C10 Capital SPV Ltd., 6.722%, 12/31/16 (f) (g)	1,782,000
1,790	Capital One Bank USA N.A., 8.80%, 7/15/19 (j)	2,134,299
1,500	Capital One Capital V, 10.25%, 8/15/39	1,561,875
3,300	Capital One Capital VI, 8.875%, 5/15/40 (j)	3,450,790
1,235	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	1,298,992
500	Cemex Finance LLC, 9.50%, 12/14/16 (a) (d)	441,900
	CIT Group, Inc.,
280	7.00%, 5/1/15	280,264
467	7.00%, 5/1/16	467,690
653	7.00%, 5/1/17	653,950
21,500	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	21,768,750
	Citigroup, Inc.,
CAD1,300	5.365%, 3/6/36 (a) (b) (k) (acquisition cost-$1,126,438; purchased 5/19/11)	994,401
$300	6.125%, 8/25/36	295,196
	Credit Agricole S.A. (g),
2,800	6.637%, 5/31/17 (a) (d) (j)	1,919,400
€2,000	7.875%, 10/26/19	2,379,964
$6,000	8.375%, 10/13/19 (a) (d) (j)	5,310,000
£500	General Electric Capital Corp., 6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	727,575
	Goldman Sachs Group, Inc.,
$4,000	6.45%, 5/1/36 (j)	3,819,468
7,000	6.75%, 10/1/37	6,789,825
	International Lease Finance Corp.,
1,500	5.65%, 6/1/14	1,447,500
2,900	6.75%, 9/1/16 (a) (d) (j)	2,997,875
1,000	8.625%, 9/15/15	1,053,750
11,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	11,884,224
4,100	JPMorgan Chase Capital XX, 6.55%, 9/15/66, (converts to FRN on 9/15/36) (j)	4,259,519
	LBG Capital No.1 PLC,
€300	7.375%, 3/12/20	332,088

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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
£100	7.588%, 5/12/20	$135,064
£200	7.867%, 12/17/19	271,650
£400	7.869%, 8/25/20	540,255
$12,700	7.875%, 11/1/20 (a) (d)	11,049,000
17,500	8.00%, 6/15/20 (a) (d) (g)	14,612,500
8,500	8.50%, 12/17/21 (a) (d) (g)	5,822,500
£300	11.04%, 3/19/20	477,546
	LBG Capital No.2 PLC,
€400	8.875%, 2/7/20	478,760
£3,100	9.125%, 7/15/20	4,137,128
£500	9.334%, 2/7/20	707,476
$13,000	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18 (e)	3,412,500
5,200	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (g)	5,218,548
4,100	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (g)	2,900,750
	SLM Corp.,
5,900	8.00%, 3/25/20	6,150,750
19,500	8.45%, 6/15/18 (j)	20,739,244
€4,000	Societe Generale S.A., 7.756%, 5/22/13 (g)	3,766,431
	Springleaf Finance Corp.,
$2,200	5.40%, 12/1/15	1,727,000
500	6.50%, 9/15/17	373,750
3,000	6.90%, 12/15/17	2,302,500
12,100	Wachovia Capital Trust III, 5.570%, 11/28/11 (g) (j)	10,542,125
7,000	Wells Fargo & Co., 7.98%, 3/15/18 (g)	7,525,000
		229,307,897
Healthcare & Hospitals – 1.9%
	HCA, Inc.,
10,000	7.875%, 2/15/20	10,925,000
3,600	8.50%, 4/15/19	3,978,000
		14,903,000
Hotels/Gaming – 0.5%
	MGM Resorts International,
700	10.375%, 5/15/14	784,000
1,050	11.125%, 11/15/17	1,197,000
2,235	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	2,383,969
		4,364,969
Insurance – 13.3%
1,400	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	1,370,250
9,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	8,943,750
	American International Group, Inc.,
14,000	6.25%, 3/15/87 (j)	11,655,000
MXN16,000	7.98%, 6/15/17	1,147,591
$36,750	8.175%, 5/15/68, (converts to FRN on 5/15/38) (j)	35,601,562
18,700	8.25%, 8/15/18 (j)	21,142,744
£4,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	5,756,284
$5,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (d) (g) (j)	5,235,456
2,600	Genworth Financial, Inc., 8.625%, 12/15/16	2,646,543
5,000	Metlife Capital Trust IV, 7.875%, 12/15/67 (a) (d)	5,318,230
6,800	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d)	8,233,012
		107,050,422

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12	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Metals & Mining – 0.6%
$200	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	$214,233
4,000	Gerdau Holdings, Inc., 7.00%, 1/20/20 (a) (d)	4,310,000
		4,524,233
Paper/Paper Products – 0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (d)	463,250
Telecommunications – 1.9%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,508,161
5,360	Qwest Corp., 7.20%, 11/10/26 (j)	5,306,400
€1,300	Wind Acquisition Finance S.A., 11.75%, 7/15/17	1,798,810
		15,613,371
Transportation – 0.1%
$666	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14	673,746
Utilities – 0.8%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	3,958,500
1,700	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (d)	1,487,500
1,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	1,062,680
		6,508,680
Total Corporate Bonds & Notes (cost-$435,862,921)		477,816,700

MUNICIPAL BONDS – 16.9%

California – 8.8%
9,000	Alameda Cnty. JT Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	10,452,150
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,938,276
7,700	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	9,292,514
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	2,665,704
1,100	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	1,110,538
2,100	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	728,721
800	San Marcos Unified School Dist., GO, zero coupon, 8/1/29	276,392
	State Public Works Board Rev.,
5,900	7.804%, 3/1/35, Ser. B-2	6,488,289
20,000	8.361%, 10/1/34, Ser. G-2	23,549,400
5,000	State, GO, 7.95%, 3/1/36	5,638,100
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,999,030
		70,139,114
Colorado – 0.8%
5,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	6,204,300
District of Columbia – 1.7%
13,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	14,027,520
Louisiana – 0.3%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	889,328
820	8.55%, 12/1/34	894,702
300	8.80%, 12/1/39	330,528
		2,114,558
Ohio – 2.3%
14,000	American Municipal Power-Ohio, Inc. Rev., Comb. Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	18,848,060

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October 31, 2011 (continued)

Principal Amount (000s)		Value

Pennsylvania – 0.1%
$2,000	Philadelphia Auth. for Industrial Dev. Rev., zero coupon, 4/15/26, Ser. B (AMBAC)	$648,320
Texas – 2.9%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	4,358,720
17,200	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	19,194,168
		23,552,888
Total Municipal Bonds (cost-$120,669,281)		135,534,760

MORTGAGE-BACKED SECURITIES – 12.7%
1,227	American Home Mortgage Assets, 0.475%, 9/25/46, CMO, FRN	139,403
367	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	244,141
7,600	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	5,795,179
	BCAP LLC Trust, CMO, VRN (a) (d),
2,500	5.722%, 3/26/37	205,000
1,975	10.325%, 6/26/36	227,166
2,758	Bear Stearns Alt-A Trust, 2.839%, 11/25/36, CMO, VRN	1,380,662
1,318	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (a) (d)	1,315,590
	Chase Mortgage Finance Corp., CMO,
11,430	2.506%, 3/25/37, FRN	8,392,987
73	3.148%, 12/25/35, FRN	70,847
3,087	6.00%, 7/25/37	2,503,287
3,705	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	3,325,707
	Countrywide Alternative Loan Trust, CMO,
419	5.50%, 3/25/36	278,686
2,129	5.75%, 3/25/37	1,460,196
1,527	6.00%, 7/25/37	1,180,290
1,300	6.50%, 8/25/36	715,084
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
815	2.776%, 9/20/36, VRN	422,105
3,230	5.50%, 10/25/35	3,027,889
3,128	5.75%, 3/25/37	2,596,716
1,800	6.00%, 2/25/37	1,469,123
1,600	6.00%, 3/25/37	1,269,778
666	6.00%, 4/25/37	580,570
	Credit Suisse Mortgage Capital Certificates, CMO,
1,672	6.00%, 2/25/37	1,399,793
4,006	6.00%, 6/25/37	3,436,676
	GSR Mortgage Loan Trust, CMO,
764	5.50%, 5/25/36	617,726
9,066	6.00%, 2/25/36	7,973,878
	JPMorgan Mortgage Trust, CMO,
4,729	5.00%, 3/25/37	3,700,380
2,232	5.471%, 1/25/37, VRN	1,633,875
804	6.00%, 8/25/37	672,918
5,831	Morgan Stanley Mortgage Loan Trust, 6.00%, 2/25/36, CMO	4,709,176
1,377	Residential Accredit Loans, Inc., 0.475%, 5/25/37, CMO, FRN	301,915
3,365	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	3,371,366
1,011	Residential Asset Securitization Trust, 6.00%, 9/25/36, CMO	541,642
	Residential Funding Mortgage Securities I, CMO,
2,732	6.00%, 1/25/37	2,305,975
3,170	6.25%, 8/25/36	2,501,867

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14	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

$1,091	Sequoia Mortgage Trust, 3.889%, 2/20/47, CMO, VRN	$829,368
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
2,375	5.523%, 4/25/37	1,669,339
1,276	5.810%, 2/25/37	831,431
	WaMu Mortgage Pass Through Certificates, CMO,
1,283	5.342%, 7/25/37, VRN	720,527
14,743	5.533%, 7/25/37, FRN	11,771,858
2,000	5.555%, 2/25/37, FRN	1,558,484
781	5.835%, 9/25/36, VRN	550,556
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO, FRN,
1,466	0.990%, 4/25/47	235,215
1,400	1.070%, 5/25/47	304,566
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
4,216	2.614%, 10/25/36, FRN	3,108,722
7,861	2.734%, 7/25/36, FRN	5,744,090
1,437	2.739%, 7/25/36, FRN	1,064,566
264	2.744%, 5/25/36, FRN	185,593
668	2.771%, 4/25/36, VRN	517,698
1,400	5.671%, 10/25/36, VRN	1,170,097
1,800	6.00%, 7/25/37	1,697,457
Total Mortgage-Backed Securities (cost-$102,138,917)		101,727,160

SENIOR LOANS (a) (c) – 2.3%

Financial Services – 2.3%
20,000	Springleaf Financial Funding Company, 5.50%, 5/10/17 (cost-$19,906,480)	18,420,840

Shares

PREFERRED STOCK – 2.1%

Banking – 0.2%
30,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (acquisition cost-$1,678,450; purchased 2/26/10-2/1/11)	1,625,138
Financial Services – 1.9%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (g) (l)	1,940,000
100,000	Citigroup Capital XIII, 7.875%, 10/30/15 (l)	2,693,000
512,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (l)	10,732,288
		15,365,288
Total Preferred Stock (cost-$19,478,450)		16,990,426

CONVERTIBLE PREFERRED STOCK – 2.1%

Financial Services – 1.1%
8,050	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	8,502,008
Utilities – 1.0%
	PPL Corp.,
53,400	8.75%, 5/1/14	2,915,106
90,000	9.50%, 7/1/13	5,116,500
		8,031,606
Total Convertible Preferred Stock (cost-$12,276,951)		16,533,614

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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

SOVEREIGN DEBT OBLIGATIONS – 0.8%

Brazil – 0.8%
BRL8,400	Brazilian Government International Bond, 12.50%, 1/5/22 (cost-$4,864,035)	$6,103,620

ASSET-BACKED SECURITIES – 0.3%
$2,304	GSAA Trust, 6.295%, 6/25/36	1,198,216
1,492	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	937,457
Total Asset-Backed Securities (cost-$2,281,765)		2,135,673

Shares

MUTUAL FUNDS – 0.0%
3,160	BlackRock MuniYield Quality Fund II, Inc.	39,405
7,895	BlackRock MuniYield Quality Fund III, Inc.	103,503
Total Mutual Funds (cost-$137,570)		142,908

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 3.3%

Corporate Notes – 0.2%

Financial Services – 0.2%
	Ally Financial, Inc.,
$130	2.06%, 12/15/11, FRN	129,939
50	2.131%, 1/16/12, FRN	49,907
115	2.231%, 1/17/12, FRN	114,807
149	2.26%, 12/15/11, FRN	148,964
100	2.286%, 2/15/12, FRN	99,727
76	2.436%, 2/15/12, FRN	75,824
40	2.51%, 3/15/12, FRN	39,882
896	6.75%, 7/15/12	893,092
		1,552,142
Utilities – 0.0%
402	East Coast Power LLC, 7.066%, 3/31/12	402,830
Total Corporate Notes (cost-$1,949,751)		1,954,972

U.S. Treasury Obligations (h) (m) – 0.0%
310	U.S. Treasury Bills, 0.023%, 3/22/12 (cost-$309,972)	309,960
Repurchase Agreements – 3.1%
3,400	Bank of America Corp., dated 10/31/11, 0.11%, due 11/1/11, proceeds $3,400,010; collateralized by U.S. Treasury Notes, 0.50%, due 10/15/14, valued at $3,469,375 including accrued interest	3,400,000
6,600	Citigroup Global Markets, Inc., dated 10/31/11, 0.09%, due 11/1/11, proceeds $6,600,017; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $6,748,255 including accrued interest	6,600,000
9,000	Deutsche Bank Securities, Inc., dated 10/31/11, 0.09%, due 11/1/11, proceeds $9,000,023; collateralized by U.S. Treasury Notes, 1.375%, due 11/30/15, valued at $9,213,893 including accrued interest	9,000,000

16	PIMCO Corporate Income Fund
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October 31, 2011 (continued)

Principal Amount (000s)		Value

Repurchase Agreements (continued)
$5,000	JPMorgan Securities, Inc., dated 10/31/11, 0.12%, due 11/1/11, proceeds $5,000,017; collateralized by Fannie Mae, 0.87%, due 9/12/14, valued at $5,120,778 including accrued interest	$5,000,000
637	State Street Bank & Trust Co., dated 10/31/11, 0.01%, due 11/1/11, proceeds $637,000; collateralized by U.S. Treasury Notes, 4.625%, due 2/15/40, valued at $654,689 including accrued interest	637,000
Total Repurchase Agreements (cost-$24,637,000)		24,637,000
Total Short-Term Investments (cost-$26,896,723)		26,901,932
Total Investments (cost-$744,513,093) – 100.0%		$802,307,633

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October 31, 2011

Principal Amount (000s)		Value

MORTGAGE-BACKED SECURITIES – 54.4%
$415	Adjustable Rate Mortgage Trust, 2.748%, 1/25/36, CMO, VRN	$276,855
£385	Auburn Securities PLC, 1.093%, 10/1/41, CMO, FRN	532,572
$537	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	33,925
	Banc of America Funding Corp., CMO,
427	2.460%, 12/20/36, VRN	393,433
2,371	2.844%, 12/20/34, VRN	1,442,643
3,108	2.866%, 3/20/36, FRN	2,052,851
581	2.995%, 12/20/34, VRN	340,817
1,947	5.946%, 10/20/46, FRN	1,052,058
2,889	Banc of America Large Loan, Inc., 1.993%, 11/15/15, CMO, FRN (a) (d)	2,635,892
852	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.918%, 4/11/36, CMO (a) (d)	714,434
	Banc of America Mortgage Securities, Inc., CMO,
408	2.340%, 10/20/46, FRN	182,360
486	2.758%, 9/25/34, FRN	417,164
1,301	2.847%, 6/25/35, FRN	1,171,752
1,349	5.75%, 8/25/34	1,370,229
€1,723	Bancaja Fondo de Titulizacion de Activos, 1.655%, 5/22/50, CMO, FRN	1,710,431
	BCAP LLC Trust, CMO (a) (d),
$2,532	5.00%, 11/26/37, VRN	2,336,732
550	5.050%, 3/26/36, FRN	485,542
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
208	2.623%, 9/25/34, VRN	144,041
1,946	2.670%, 10/25/36, VRN	1,219,766
903	2.700%, 1/25/35, FRN	786,321
2,044	5.244%, 3/25/35, VRN	1,826,778
285	5.470%, 9/25/34, VRN	263,140
921	5.532%, 8/25/47, VRN	510,420
686	5.707%, 6/25/47, VRN	489,859
	Bear Stearns Alt-A Trust, CMO,
3,487	0.405%, 6/25/46, FRN	1,225,003
2,048	0.595%, 1/25/35, FRN	1,732,370
631	2.503%, 4/25/35, VRN	360,079
1,999	2.658%, 9/25/34, FRN	1,377,375
1,040	2.768%, 5/25/35, VRN	555,325
1,808	2.900%, 5/25/36, VRN	743,703
1,141	3.309%, 9/25/34, VRN	901,732
7,131	4.316%, 8/25/36, VRN	3,715,416
656	4.977%, 7/25/35, FRN	401,286
1,341	5.056%, 11/25/36, VRN	730,661
127	5.347%, 11/25/35, VRN	85,835
1,164	5.775%, 8/25/36, VRN	636,084
2,500	Bear Stearns Commercial Mortgage Securities, 5.627%, 3/13/40, CMO, VRN (a) (d)	2,205,181
£645	Bluestone Securities PLC, 1.125%, 6/9/43, CMO, FRN	846,050
$4,653	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (d)	2,136,119
	Chase Mortgage Finance Corp., CMO,
2,944	5.50%, 11/25/21	2,738,841
2,600	6.00%, 3/25/37	2,065,573
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,183	2.820%, 3/25/37, VRN	704,582
1,064	5.50%, 11/25/35	829,559
	Countrywide Alternative Loan Trust, CMO,
1,743	0.440%, 12/20/46, FRN	843,326

18	PIMCO Corporate Income Fund
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October 31, 2011 (continued)

Principal Amount (000s)		Value

$1,967	0.495%, 6/25/37, FRN	$750,055
4,214	0.543%, 11/20/35, FRN	2,237,203
4,193	0.595%, 5/25/36, FRN	2,053,118
578	5.50%, 10/25/35	526,377
703	6.00%, 11/25/35	363,201
821	6.00%, 4/25/36	554,589
1,486	6.00%, 4/25/37	974,775
3,191	6.00%, 5/25/37	2,034,095
861	6.25%, 8/25/37	520,934
1,230	6.50%, 9/25/32	1,181,856
2,453	6.50%, 7/25/35	1,485,397
1,216	6.50%, 6/25/36	652,924
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,683	0.565%, 3/25/35, FRN	988,628
64	2.661%, 10/20/35, VRN	39,606
723	2.671%, 6/20/35, VRN	497,292
267	2.715%, 8/20/35, VRN	170,100
6,308	2.770%, 11/25/35, FRN	4,166,480
167	2.793%, 8/25/34, VRN	117,500
2,309	3.430%, 3/25/37, VRN	994,698
591	5.50%, 8/25/35	555,554
1,933	5.634%, 9/25/47, VRN	1,235,693
2,914	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO	3,014,492
	Credit Suisse Mortgage Capital Certificates, CMO,
996	0.413%, 10/15/21, FRN (a) (d) (j)	921,622
1,167	0.845%, 7/25/36, FRN	414,963
856	5.896%, 4/25/36	623,074
708	6.50%, 5/25/36	374,193
973	6.50%, 7/26/36	537,306
€5,401	DECO Series, 1.748%, 10/27/20, CMO, FRN	6,352,206
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, CMO,
$1,197	0.395%, 2/25/47, FRN	575,051
285	6.25%, 7/25/36, VRN	138,168
1,255	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO	1,312,851
1,712	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.424%, 4/19/47, CMO, FRN	456,475
	EMF-NL, CMO, FRN,
€800	2.572%, 7/17/41	680,780
€1,000	2.822%, 10/17/41	980,738
$666	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a) (d)	649,094
	First Horizon Alternative Mortgage Securities, CMO,
846	2.242%, 5/25/36, FRN	391,859
623	2.276%, 8/25/35, FRN	110,316
464	2.317%, 2/25/36, FRN	310,211
3,203	3.360%, 11/25/36, FRN	1,468,894
295	6.25%, 11/25/36	207,261
	First Horizon Asset Securities, Inc., CMO,
2,462	4.978%, 1/25/37, FRN	1,705,015
403	5.50%, 8/25/35	278,304
500	5.830%, 7/25/37, FRN	389,279
53,322	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (f)	319,255
	GMAC Mortgage Corp. Loan Trust, CMO, FRN,
437	2.959%, 6/25/34	359,795
232	3.121%, 7/19/35	193,339
446	3.125%, 6/25/34	371,707

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

$2,173	Greenpoint Mortgage Funding Trust, 0.425%, 1/25/37, CMO, FRN	$1,138,960
775	Greenwich Capital Commercial Funding Corp., 0.38%, 11/5/21, CMO, FRN (a) (d)	764,514
	GS Mortgage Securities Corp. II, CMO (a) (d),
10,305	1.570%, 8/10/43, IO, VRN	904,342
140	5.329%, 3/6/20, FRN	136,802
	GSR Mortgage Loan Trust, CMO,
1,260	0.695%, 7/25/37, FRN	888,825
3,781	2.778%, 1/25/36, VRN	2,805,760
75	3.039%, 12/25/34, VRN	51,716
143	6.00%, 9/25/34	145,523
	Harborview Mortgage Loan Trust, CMO,
3,645	0.434%, 2/19/46, FRN	2,147,276
6,680	0.454%, 11/19/36, FRN	3,769,281
269	0.564%, 1/19/35, FRN	161,656
723	0.804%, 6/19/34, FRN	517,646
2,948	5.520%, 6/19/36, VRN	1,640,546
687	5.75%, 8/19/36, VRN	364,366
815	Homebanc Mortgage Trust, 0.495%, 3/25/35, CMO, FRN	493,948
€1,218	IM Pastor FTH, 1.677%, 3/22/44, CMO, FRN	1,059,834
$657	Impac CMB Trust, 0.505%, 11/25/35, CMO, FRN	331,986
2,911	Indymac INDA Mortgage Loan Trust, 3.800%, 12/25/36, CMO, VRN	1,694,268
	Indymac Index Mortgage Loan Trust, CMO,
431	1.045%, 8/25/34, FRN	265,017
885	1.105%, 9/25/34, FRN	539,487
721	4.678%, 6/25/37, VRN	342,132
2,128	4.829%, 5/25/37, VRN	1,096,251
3,000	5.434%, 11/25/36, VRN	2,068,247
427	5.465%, 5/25/37, FRN	77,346
	JLOC Ltd., CMO, FRN,
¥224	0.414%, 1/15/15 (b)	2,658
¥58,956	0.453%, 2/16/16	693,818
	JPMorgan Alternative Loan Trust, CMO, VRN,
$987	2.632%, 5/25/36	527,101
1,020	5.50%, 11/25/36	947,475
4,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.647%, 3/18/51, CMO, VRN (a) (d)	3,839,350
	JPMorgan Mortgage Trust, CMO,
130	2.774%, 10/25/36, VRN	87,885
503	4.513%, 7/25/35, VRN	439,676
913	4.916%, 6/25/37, VRN	589,341
2,923	5.50%, 11/25/34	2,952,105
2,161	5.623%, 5/25/36, VRN	1,619,419
413	6.00%, 8/25/37	346,070
	Landmark Mortgage Securities PLC, CMO, FRN,
£1,969	1.142%, 6/17/38	2,552,700
€751	1.751%, 6/17/38	846,198
	Lehman Mortgage Trust, CMO,
$5,913	6.00%, 5/25/37	4,555,710
1,184	6.481%, 4/25/36, VRN	1,136,809
	MASTR Adjustable Rate Mortgage Trust, CMO,
1,785	0.455%, 4/25/46, FRN	914,934
1,066	0.97%, 1/25/47, FRN	498,563
1,355	3.020%, 10/25/34, VRN	959,040

20	PIMCO Corporate Income Fund
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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

	Morgan Stanley Mortgage Loan Trust, CMO,
$1,422	2.566%, 7/25/35, VRN	$852,933
762	3.067%, 1/25/35, VRN	71,672
1,257	5.75%, 12/25/35	941,605
958	6.00%, 8/25/37	839,923
6,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a) (d)	4,836,000
	Prime Mortgage Trust, CMO,
7,412	0.595%, 6/25/36, FRN	2,278,704
452	7.00%, 7/25/34	423,615
1,183	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO, VRN (a) (d)	1,178,651
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO, VRN (a) (d)	1,931,158
73	Regal Trust IV, 2.85%, 9/29/31, CMO, FRN (a) (d)	64,671
	Residential Accredit Loans, Inc., CMO,
575	0.425%, 6/25/46, FRN	186,932
1,582	0.645%, 10/25/45, FRN	822,357
315	5.50%, 4/25/37	181,380
1,380	6.00%, 8/25/35	1,101,793
1,383	6.00%, 1/25/37	864,875
1,038	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	685,446
	Residential Funding Mortgage Securities I, CMO,
775	5.764%, 7/27/37, VRN	557,972
1,609	6.00%, 6/25/37	1,268,423
1,018	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	1,028,140
865	Sequoia Mortgage Trust, 5.112%, 1/20/38, CMO, VRN	524,218
	Structured Adjustable Rate Mortgage Loan Trust, CMO, VRN
57	2.467%, 8/25/34	46,163
3,796	5.373%, 11/25/36	2,641,522
2,753	5.579%, 1/25/36	1,877,234
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
16	0.445%, 9/25/47	15,714
4,258	0.455%, 8/25/36	2,441,693
346	0.475%, 5/25/45	196,765
1,072	Structured Asset Securities Corp., 2.463%, 1/25/34, CMO, VRN	902,112
948	Suntrust Adjustable Rate Mortgage Loan Trust, 5.763%, 10/25/37, CMO, FRN	802,555
€209	Talisman Finance PLC, 1.772%, 4/22/17, CMO, FRN	220,935
$713	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	403,371
406	Wachovia Bank Commercial Mortgage Trust, 0.333%, 9/15/21, CMO, FRN (a) (d)	383,135
	WaMu Mortgage Pass Through Certificates, CMO,
76	0.535%, 10/25/45, FRN	57,609
225	2.255%, 3/25/33, FRN	205,653
4,157	2.630%, 7/25/37, FRN	2,242,803
2,858	2.631%, 2/25/37, VRN	1,937,206
4,194	2.816%, 7/25/46, FRN	2,832,587
4,005	5.126%, 6/25/37, FRN	2,749,902
1,476	5.154%, 3/25/37, VRN	875,906
940	5.417%, 11/25/36, FRN	624,313
3,155	5.445%, 7/25/37, FRN	2,283,343
2,392	5.550%, 2/25/37, FRN	1,631,977
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
1,301	1.080%, 10/25/46, FRN	549,965
5,662	5.50%, 7/25/35	4,153,106
75	Washington Mutual MSC Mortgage Pass Through Certificates, 2.35%, 6/25/33, CMO, FRN	42,408

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

	Wells Fargo Mortgage-Backed Securities Trust, CMO,
$1,194	0.745%, 7/25/37, FRN	$933,267
84	2.604%, 10/25/36, FRN	61,487
80	2.658%, 9/25/36, FRN	58,618
200	2.698%, 4/25/36, VRN	156,850
236	2.738%, 10/25/36, FRN	161,955
2,365	2.742%, 9/25/36, FRN	1,721,502
123	5.50%, 1/25/36	77,021
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a) (d)	2,486,870
Total Mortgage-Backed Securities (cost-$197,708,198)		195,791,034

CORPORATE BONDS & NOTES – 45.2%

Airlines – 3.3%
1,000	American Airlines Pass Through Trust, 8.625%, 4/15/23 (j)	1,000,000
	Continental Airlines Pass Through Trust (j),
1,115	7.707%, 10/2/22	1,151,374
1,098	8.048%, 5/1/22	1,139,576
1,870	Delta Air Lines, Inc., 7.75%, 6/17/21 (j)	2,009,881
749	Northwest Airlines, Inc., 1.048%, 11/20/15, FRN (MBIA) (j)	696,349
	United Air Lines Pass Through Trust (j),
2,668	9.75%, 7/15/18	2,881,468
2,727	10.40%, 5/1/18	3,013,735
		11,892,383
Banking – 11.2%
	Barclays Bank PLC (j),
3,000	6.05%, 12/4/17 (a) (d)	2,897,682
£2,100	14.00%, 6/15/19 (g)	3,935,417
	BPCE S.A. (g),
€750	9.00%, 3/17/15	871,731
€350	9.25%, 4/22/15	400,754
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
€3,000	6.875%, 3/19/20	3,874,989
$6,875	11.00%, 6/30/19 (a) (d) (g)	8,341,685
7,300	Discover Bank, 7.00%, 4/15/20 (j)	7,655,357
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (g) (j)	1,861,949
$5,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (j)	5,380,255
5,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	5,212,500
		40,432,319
Financial Services – 11.0%
	Ally Financial, Inc. (j),
1,850	6.75%, 12/1/14	1,870,986
5,000	8.30%, 2/12/15	5,262,500
	AngloGold Ashanti Holdings PLC (j),
300	5.375%, 4/15/20	295,951
800	6.50%, 4/15/40	792,179
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (d) (j)	2,067,832
	CIT Group, Inc.,
3,700	5.25%, 4/1/14 (a) (d) (j)	3,700,000
449	7.00%, 5/1/15 (j)	449,643
749	7.00%, 5/1/16	750,341
1,048	7.00%, 5/1/17 (j)	1,049,169

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22	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
	Credit Agricole S.A. (g),
£650	5.136%, 2/24/16	$689,789
£500	7.589%, 1/30/20	558,746
£1,400	8.125%, 10/26/19	1,755,827
$5,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	5,108,500
£200	LBG Capital No. 2 PLC, 15.00%, 12/21/19	376,410
$2,500	Morgan Stanley, 0.883%, 10/15/15, FRN (j)	2,198,333
	SLM Corp.,
150	0.718%, 1/27/14, FRN	135,822
€1,250	1.858%, 6/17/13, FRN (j)	1,648,478
$975	5.00%, 10/1/13 (j)	975,149
100	5.375%, 1/15/13	100,538
1,000	5.375%, 5/15/14 (j)	995,954
220	6.079%, 6/15/13, FRN	217,501
200	6.079%, 12/15/13, FRN	194,240
1,000	8.00%, 3/25/20 (j)	1,042,500
4,700	8.45%, 6/15/18 (j)	4,998,690
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (g) (j)	2,281,250
		39,516,328
Healthcare & Hospitals – 0.9%
3,000	HCA, Inc., 6.50%, 2/15/20	3,150,000
Hotels/Gaming – 2.2%
1,600	MGM Resorts International, 9.00%, 3/15/20 (j)	1,776,000
5,852	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d) (j)	6,241,664
		8,017,664
Insurance – 3.7%
	American International Group, Inc. (j),
1,650	6.25%, 5/1/36	1,634,277
2,500	6.40%, 12/15/20	2,630,333
6,400	8.25%, 8/15/18	7,236,019
£1,150	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,654,932
		13,155,561
Oil & Gas – 7.4%
	Anadarko Petroleum Corp. (j),
$600	6.20%, 3/15/40	698,152
3,300	6.375%, 9/15/17	3,893,739
4,200	6.45%, 9/15/36	4,919,754
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	7,672,434
958	Global Geophysical Services, Inc., 10.50%, 5/1/17	929,260
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (j)	2,841,388
5,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (j)	5,275,000
	Pride International, Inc. (j),
200	6.875%, 8/15/20	242,400
200	7.875%, 8/15/40	262,472
		26,734,599
Paper & Forest Products – 0.6%
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (j)	2,015,096
Real Estate Investment Trust – 1.7%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (j)	1,032,670

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10.31.11 | PIMCO Income Opportunity Fund Annual Report	23

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Real Estate Investment Trust (continued)
$4,750	SL Green Realty Corp., 7.75%, 3/15/20 (j)	$5,237,834
		6,270,504
Retail – 0.9%
2,902	CVS Pass Through Trust, 7.507%, 1/10/32 (a) (d) (j)	3,378,153
Telecommunications – 1.3%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (j)	1,970,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14 (j)	2,025,000
500	Telecom Italia Capital S.A., 7.20%, 7/18/36 (j)	485,785
		4,480,785
Utilities – 1.0%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d) (j)	1,624,000
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (j)	2,100,000
		3,724,000
Total Corporate Bonds & Notes (cost-$147,211,344)		162,767,392

U.S. GOVERNMENT AGENCY SECURITIES (j) – 39.1%
	Fannie Mae, MBS,
138	4.00%, 11/1/33	145,157
227	4.00%, 3/1/39	236,213
327	4.00%, 5/1/39	340,553
3,259	4.00%, 8/1/40	3,393,760
1,627	4.00%, 9/1/40	1,694,673
26,335	4.00%, 10/1/40	27,424,244
16,089	4.00%, 11/1/40	16,752,765
5,867	4.00%, 12/1/40	6,111,343
21,736	4.00%, 1/1/41	22,631,714
25,754	4.00%, 2/1/41	26,815,276
19,004	4.00%, 3/1/41	19,792,828
5,718	4.00%, 4/1/41	5,952,441
1,505	4.00%, 5/1/41	1,566,742
294	4.00%, 6/1/41	305,644
2,305	4.00%, 7/1/41	2,399,602
4,891	4.00%, 8/1/41	5,091,771
Total U.S. Government Agency Securities (cost-$136,381,126)		140,654,726

ASSET-BACKED SECURITIES – 13.4%
662	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	552,739
1,827	Accredited Mortgage Loan Trust, 0.425%, 4/25/36, FRN	1,505,428
1,017	ACE Securities Corp., 0.645%, 8/25/45, FRN	953,132
	Advanta Business Card Master Trust, FRN,
485	0.495%, 6/20/14	414,666
485	0.495%, 12/22/14	414,666
	Asset-Backed Funding Certificates, FRN,
16	0.805%, 10/25/33	11,747
2,220	1.070%, 8/25/33	1,717,093
	Bear Stearns Asset-Backed Securities Trust,
478	0.745%, 9/25/34, FRN	329,568
1,400	0.745%, 9/25/34, FRN	1,032,182
1,658	3.229%, 7/25/36, VRN	690,908

PIMCO Corporate Income Fund
24	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

$505	Bear Stearns Second Lien Trust, 0.465%, 12/25/36, FRN (a) (d)	$482,209
3,973	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN	2,604,519
	Conseco Finance Securitizations Corp.,
1,648	7.27%, 9/1/31	1,728,496
631	7.96%, 2/1/32	518,607
323	7.97%, 5/1/32	240,793
3,723	8.06%, 5/1/31	2,567,042
	Conseco Financial Corp.,
303	6.22%, 3/1/30	328,818
358	6.33%, 11/1/29, VRN	367,387
260	6.53%, 2/1/31, VRN	257,437
196	6.86%, 3/15/28	207,633
461	7.05%, 1/15/27	495,156
1,146	7.14%, 3/15/28	1,256,959
813	7.24%, 6/15/28, VRN	894,258
844	7.40%, 6/15/27	896,286
80	7.65%, 10/15/27, VRN	82,463
	Countrywide Asset-Backed Certificates,
29	0.395%, 3/25/47, FRN	16,976
1,367	0.585%, 12/25/36, FRN (a) (d)	526,728
1,437	0.635%, 11/25/34, FRN	1,238,150
533	0.805%, 8/25/32, FRN	324,033
249	4.693%, 10/25/35, VRN	215,728
987	Countrywide Home Equity Loan Trust, 0.593%, 3/15/29, FRN	933,776
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	1,133,020
935	GSAMP Trust, 0.545%, 5/25/36, FRN (a) (d)	761,059
	Home Equity Asset Trust, FRN,
1	0.295%, 3/25/37	1,424
82	2.645%, 10/25/33	56,095
6,500	Indymac Residential Asset-Backed Trust, 0.565%, 4/25/47, FRN	2,246,393
	JPMorgan Mortgage Acquisition Corp., FRN,
69	0.295%, 10/25/36	67,667
14	0.325%, 8/25/36	3,879
	Long Beach Mortgage Loan Trust, FRN,
1,354	0.405%, 10/25/36	386,578
696	2.720%, 3/25/32	391,100
2,955	Loomis Sayles CBO, 0.650%, 10/26/20, FRN (a) (d)	2,709,952
597	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	599,446
7,355	Merrill Lynch First Franklin Mortgage Loan Trust, 0.485%, 5/25/37, FRN	2,805,881
2,111	Merrill Lynch Mortgage Investors, Inc., 0.745%, 6/25/36, FRN	1,365,447
2,094	Morgan Stanley Dean Witter Capital I, 1.670%, 2/25/33, FRN	1,418,766
	Oakwood Mortgage Investors, Inc.,
41	0.473%, 5/15/13, FRN	32,516
978	8.00%, 10/15/26 (j)	989,671
	Option One Mortgage Loan Trust,
9	0.365%, 2/25/38, FRN	8,336
76	5.662%, 1/25/37	40,956
5,000	Origen Manufactured Housing, 7.65%, 3/15/32	5,297,046
	Residential Asset Mortgage Products, Inc.,
37	4.02%, 4/25/33, VRN	31,969
1,247	5.22%, 7/25/34, VRN	1,086,505
1,733	5.86%, 11/25/33	1,418,755
	Residential Asset Securities Corp.,
41	0.435%, 3/25/36, FRN	38,493
31	4.47%, 3/25/32, VRN	30,530

PIMCO Corporate Income Fund
10.31.11 | PIMCO Income Opportunity Fund Annual Report	25

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

$549	Securitized Asset-Backed Receivables LLC Trust, 0.475%, 2/25/37, FRN	$180,291
204	Specialty Underwriting & Residential Finance, 0.495%, 9/25/36, FRN	193,598
1,000	Structured Asset Securities Corp., 0.545%, 6/25/35, FRN	610,315
741	UCFC Home Equity Loan, 7.75%, 4/15/30, VRN	522,619
Total Asset-Backed Securities (cost-$44,085,746)		48,233,890

SENIOR LOANS (a) (c) – 5.2%

Computer Services – 0.4%
1,749	First Data Corp., 2.995%, 9/24/14, Term B1	1,620,589
Financial Services – 3.3%
2,100	Delos Aircraft, Inc., 7.00%, 3/17/16, Term B2	2,117,500
2,900	International Lease Finance Corp., 6.75%, 3/17/15, Term B1	2,928,095
1,436	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	1,426,827
6,000	Springleaf Financial Funding Company, 5.50%, 5/10/17	5,526,252
		11,998,674
Healthcare & Hospitals – 0.3%
1,000	HCA, Inc., 2.619%, 11/17/13, Term B1	988,864
Oil & Gas – 0.7%
2,356	Petroleum Export, 3.351%, 12/7/12, Term B	2,345,693
Printing/Publishing – 0.1%
515	Tribune Co., 0.00%, 6/4/09 Term X (b) (e) (k) (acquisition cost-$499,096; purchased 11/30/07-2/27/09)	320,452
Utilities – 0.4%
	Texas Competitive Electric Holdings Co. LLC,
927	4.742%, 10/10/17	634,132
986	4.772%, 10/10/17	674,491
		1,308,623
Total Senior Loans (cost-$19,396,622)		18,582,895

Shares

CONVERTIBLE PREFERRED STOCK – 4.7%

Financial Services – 4.3%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	15,314,175
Utilities – 0.4%
25,500	PPL Corp., 9.50%, 7/1/13	1,449,675
Total Convertible Preferred Stock (cost-$10,478,225)		16,763,850

Principal Amount (000s)

SOVEREIGN DEBT OBLIGATIONS – 1.7%

Brazil – 0.0%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL100	10.00%, 1/1/13	57,929
BRL49	10.00%, 1/1/14	28,076
		86,005

PIMCO Corporate Income Fund
26	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

Philippines – 1.7%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19	$5,987,500
Total Sovereign Debt Obligations (cost-$5,649,075)		6,073,505

CONVERTIBLE BONDS – 1.1%

Real Estate Investment Trust – 1.1%
3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a) (d) (cost-$3,775,405)	4,009,000

MUNICIPAL BONDS – 0.8%

California – 0.2%
775	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	805,690
West Virginia – 0.6%
3,010	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,179,571
Total Municipal Bonds (cost-$3,661,415)		2,985,261

Shares

PREFERRED STOCK – 0.2%

Financial Services – 0.2%
	SLM Corp., CPI-Linked MTN, Ser. A (n),
8,500	5.62%, 1/16/18	174,250
32,400	5.868%, 3/15/17	696,924
Total Preferred Stock (cost-$460,125)		871,174

Principal Amount (000s)

U.S. TREASURY OBLIGATIONS – 0.0%
$100	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$103,522)	105,578

SHORT-TERM INVESTMENTS – 11.0%

Corporate Notes – 6.1%
Airlines – 0.7%
2,500	American Airlines, Inc., 10.50%, 10/15/12	2,456,250
Financial Services – 5.4%
	Ford Motor Credit Co. LLC (j),
3,000	3.148%, 1/13/12, FRN	3,008,250
4,600	7.80%, 6/1/12	4,749,744
8,150	International Lease Finance Corp., 4.75%, 1/13/12 (j)	8,170,375
500	SLM Corp., 5.125%, 8/27/12	505,132
3,000	Springleaf Finance Corp., 0.597%, 12/15/11, FRN (j)	2,975,622
		19,409,123
Total Corporate Notes (cost-$21,444,681)		21,865,373

PIMCO Corporate Income Fund
10.31.11 | PIMCO Income Opportunity Fund Annual Report	27

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2011 (continued)

Principal Amount (000s)		Value

U.S. Treasury Obligations (h) – 2.2%
$7,526	U.S. Treasury Bills, 0.007%-0.066%, 2/9/12-5/3/12 (m)	$7,524,721
270	U.S. Treasury Notes, 0.375%, 10/31/12	270,601
Total U.S. Treasury Obligations (cost-$7,794,374)		7,795,322
Sovereign Debt Obligations – 0.4%

Brazil – 0.4%
BRL2,880	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, Ser. F (cost-$1,632,057)	1,672,085

Repurchase Agreements – 2.3%
$7,700	JPMorgan Securities, Inc., dated 10/31/11, 0.12%, due 11/1/11, proceeds $7,700,026; collateralized by Fannie Mae, 0.87%, due 9/12/14, valued at $7,887,003 including accrued interest	7,700,000
521	State Street Bank & Trust Co., dated 10/31/11, 0.01%, due 11/1/11, proceeds $521,000; collateralized by Federal Home Loan Bank, 0.16%, due 8/17/12, valued at $534,850 including accrued interest	521,000
Total Repurchase Agreements (cost-$8,221,000)		8,221,000
Total Short-Term Investments (cost-$39,092,112)		39,553,780

Notional Amount (000s)

OPTIONS PURCHASED (i) – 0.0%

Put Options – 0.0%
	Fannie Mae (OTC),
$2,000	strike price $92, expires 12/5/11 (cost-$235)	– (o)
Total Investments, before securities sold short (cost-$608,003,150) – 176.8%		636,392,085

Principal Amount (000s)

SECURITIES SOLD SHORT – (6.3)%

U.S. Treasury Obligations – (6.3)%
	U.S. Treasury Notes,
$8,600	1.75%, 5/31/16	(8,948,016)
12,500	3.125%, 5/15/21	(13,637,700)
Total Securities Sold Short (proceeds received-$22,544,007)		(22,585,716)
Total Investments, net of securities sold short (cost-$585,459,143) – 170.5%		613,806,369
Other liabilities in excess of other assets – (70.5)%		(253,897,751)
Net Assets – 100.0%		$359,908,618

PIMCO Corporate Income Fund
28	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Schedules of Investments

October 31, 2011 (continued)

(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $174,979,845 and $89,207,968, representing 21.8% of total investments and 24.8% of net assets in Corporate Income and Income Opportunity, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2011.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)

Fair-Valued–Securities with an aggregate value of $1,782,000 and $319,255, representing 0.2% of total investments and 0.1% of net assets in Corporate Income and Income Opportunity, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	Non-income producing.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)

Restricted. The aggregate acquisition cost of such securities is $11,679,950 and $499,096 in Corporate Income and Income Opportunity, respectively. The aggregate market value is $10,882,388 and $320,452, representing 1.4% of total investments and 0.1% of net assets in Corporate Income and Income Opportunity, respectively.

(l)	Dividend rate is fixed until the first call date and variable thereafter.
(m)	Rates reflect the effective yields at purchase date.
(n)	Floating rate. The rate disclosed reflects the rate in effect on October 31, 2011.
(o)	Amount less than $1.

Glossary:
AMBAC	-	insured by American Municipal Bond Assurance Corp.
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CBO	-	Collateralized Bond Obligation
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
CPI	-	Consumer Price Index
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2011.
GO	-	General Obligation Bond
IO	-	Interest Only
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
MTN	-	Medium Term Note
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over the Counter
PO	-	Principal Only
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2011.

PIMCO Corporate Income Fund
See accompanying Notes to Financial Statements. | 10.31.11 | PIMCO Income Opportunity Fund Annual Report	29

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Statements of Assets and Liabilities

October 31, 2011

	Corporate Income	Income Opportunity
Assets:
Investments, at value (cost-$744,513,093 and $608,003,150, respectively)	$802,307,633	$636,392,085
Cash (including foreign currency, at value, of $271,851 and $5,929,966 with a cost of $273,436 and $5,665,161, respectively)	272,413	5,930,309
Interest and dividends receivable	14,279,591	5,334,094
Unrealized appreciation of forward foreign currency contracts	1,108,000	592,431
Receivable from broker	34,559	–
Unrealized appreciation of OTC swaps	33,372	1,058,124
Receivable for investments sold	–	22,789,256
Swap premiums paid	–	358,732
Prepaid expenses	36,737	13,904
Total Assets	818,072,305	672,468,935

Liabilities:
Payable for reverse repurchase agreements	127,025,000	277,116,694
Dividends payable to common and preferred shareholders	4,003,978	2,777,859
Payable to brokers for cash collateral received	985,000	930,000
Unrealized depreciation of forward foreign currency contracts	894,303	349,065
Investment management fees payable	420,683	542,763
Interest payable for reverse repurchase agreements	171,327	229,742
Swap premiums received	148,250	1,319,677
Securities sold short, at value (proceeds received-$22,544,007 for Income Opportunity)	–	22,585,716
Payable for terminated swaps	–	3,941,664
Payable for investments purchased	–	1,899,416
Unrealized depreciation of OTC swaps	–	435,581
Interest payable for securities sold short and cash collateral received	–	245,257
Payable for variation margin on centrally cleared swaps	–	21,207
Accrued expenses	382,789	165,676
Total Liabilities	134,031,330	312,560,317
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 shares issued and outstanding for Corporate Income)	169,000,000	–
Net Assets Applicable to Common Shareholders	$515,040,975	$359,908,618

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$377	$146
Paid-in-capital in excess of par	533,867,678	333,894,950
Undistributed net investment income	15,943,605	11,464,426
Accumulated net realized loss	(92,796,777)	(14,826,615)
Net unrealized appreciation of investments, swaps, securities sold short and foreign currency transactions	58,026,092	29,375,711
Net Assets Applicable to Common Shareholders	$515,040,975	$359,908,618
Common Shares Issued and Outstanding	37,663,097	14,620,308
Net Asset Value Per Common Share	$13.67	$24.62

PIMCO Corporate Income Fund
30	PIMCO Income Opportunity Fund Annual Report | 10.31.11 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Statements of Operations

Year ended October 31, 2011

	Corporate Income	Income Opportunity
Investment Income:
Interest	$69,089,625	$55,271,510
Dividends	2,685,240	1,249,720
Facility and other fee income	18,544	76,647
Total Investment Income	71,793,409	56,597,877

Expenses:
Investment management fees	5,454,465	6,891,746
Interest expense	800,736	1,948,511
Custodian and accounting agent fees	240,443	188,472
Auction agent fees and commissions	185,251	–
Legal fees	169,390	14,183
Shareholder communications	130,257	68,775
Audit and tax services	117,092	71,780
Trustees’ fees and expenses	64,458	37,897
Transfer agent fees	31,710	34,930
New York Stock Exchange listing fees	30,955	21,955
Insurance expense	19,201	11,549
Miscellaneous	32,949	8,240
Total Expenses	7,276,907	9,298,038

Net Investment Income	64,516,502	47,299,839

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,979,241	21,766,139
Futures contracts	1,547,175	–
Swaps	(31,007,346)	(1,831,930)
Securities sold short	–	(38,200)
Foreign currency transactions	4,107	(1,848,308)
Net change in unrealized appreciation/depreciation of:
Investments	(57,208,301)	(50,375,584)
Swaps	(4,115,540)	(1,191,793)
Securities sold short	–	(41,709)
Foreign currency transactions	(750,868)	1,120,183
Net realized and change in unrealized loss on investments, futures contracts, swaps, securities sold short and foreign currency transactions	(70,551,532)	(32,441,202)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(6,035,030)	14,858,637
Dividends on Preferred Shares from Net Investment Income	(296,944)	–

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(6,331,974)	$14,858,637

PIMCO Corporate Income Fund	31
See accompanying Notes to Financial Statements. | 10.31.11 | PIMCO Income Opportunity Fund Annual Report

PIMCO Corporate Income Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended October 31,
	2011	2010
Investment Operations:
Net investment income	$64,516,502	$59,710,293
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	(8,476,823)	51,206,041
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	(62,074,709)	57,131,798
Net increase (decrease) in net assets resulting from investment operations	(6,035,030)	168,048,132

Dividends on Preferred Shares from Net Investment Income	(296,944)	(407,257)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(6,331,974)	167,640,875

Dividends to Common Shareholders from Net Investment Income	(62,855,560)	(69,398,067)

Common Share Transactions:
Reinvestment of dividends	4,265,417	4,525,159
Total increase (decrease) in net assets applicable to common shareholders	(64,922,117)	102,767,967

Net Assets Applicable to Common Shareholders:
Beginning of year	579,963,092	477,195,125
End of year (including undistributed net investment income of $15,943,605 and $10,943,856, respectively)	$515,040,975	$579,963,092

Common Shares Issued in Reinvestment of Dividends	276,507	326,002

PIMCO Corporate Income Fund
32	PIMCO Income Opportunity Fund Annual Report | 10.31.11 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund
Statements of Changes in Net Assets

	Year ended October 31,
	2011	2010
Investment Operations:
Net investment income	$47,299,839	$45,039,802
Net realized gain on investments, swaps, securities sold short and foreign currency transactions	18,047,701	5,236,958
Net change in unrealized appreciation/depreciation of investments, swaps, securities sold short and foreign currency transactions	(50,488,903)	61,033,229
Net increase in net assets resulting from investment operations	14,858,637	111,309,989

Dividends to Shareholders from Net Investment Income	(49,267,669)	(30,717,420)

Common Share Transactions:
Reinvestment of dividends	2,587,672	3,458,040
Total increase (decrease) in net assets	(31,821,360)	84,050,609

Net Assets:
Beginning of year	391,729,978	307,679,369
End of year (including undistributed net investment income of $11,464,426 and $14,447,953, respectively)	$359,908,618	$391,729,978

Common Shares Issued in Reinvestment of Dividends	97,810	148,129

PIMCO Corporate Income Fund	33
See accompanying Notes to Financial Statements. | 10.31.11 | PIMCO Income Opportunity Fund Annual Report

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Statements of Cash Flows

Year ended October 31, 2011

	Corporate Income	Income Opportunity
Increase (Decrease) in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase (decrease) in net assets resulting from investment operations	$(6,035,030)	$14,858,637

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(277,743,131)	(1,326,611,321)
Proceeds from sales of long-term investments	352,547,038	1,369,064,804
Purchases of short-term portfolio investments, net	(19,571,809)	(2,642,344)
Net change in unrealized appreciation/depreciation of investments, swaps, securities sold short and foreign currency transactions	62,074,709	50,488,903
Net realized gain (loss) on investments, futures contracts, swaps, securities sold short and foreign currency transactions	8,476,823	(18,047,701)
Net amortization/accretion on investments	(2,448,828)	(7,464,141)
Increase in proceeds from securities sold short	–	22,544,007
Increase in receivable for investments sold	–	(20,764,198)
Decrease in interest and dividends receivable	2,743,066	252,738
Proceeds from futures contracts transactions	1,547,175	–
Increase in receivable from broker	(20,735)	–
Increase in prepaid expenses	(1,535)	(2,538)
Decrease in payable for investments purchased	–	(1,636,078)
Decrease in payable to brokers for cash collateral received	(1,863,000)	(1,650,000)
Net cash provided by (used for) swap transactions	(33,953,346)	428,872
Net cash used for foreign currency transactions	(120,165)	(1,165,515)
Decrease in investment management fees payable	(53,260)	(57,217)
Increase in interest payable for reverse repurchase agreements	149,111	140,538
Increase in interest payable for securities sold short and cash collateral received	–	245,257
Increase (decrease) in accrued expenses	119,052	(13,768)
Net cash provided by operating activities*	85,846,135	77,968,935

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(26,712,808)	(31,907,288)
Cash dividends paid (excluding reinvestment of dividends of $4,265,417 and $2,587,672, respectively)	(58,862,098)	(46,472,620)
Net cash used for financing activities	(85,574,906)	(78,379,908)
Net increase (decrease) in cash and foreign currency	271,229	(410,973)
Cash and foreign currency, at beginning of year	1,184	6,341,282
Cash and foreign currency, at end of year	$272,413	$5,930,309

*                 Included in operating expenses is cash paid by Corporate Income and Income Opportunity for interest primarily related to participation in reverse repurchase agreement transactions, and securities sold short for Income Opportunity of $651,625 and $1,562,716, respectively.

PIMCO Corporate Income Fund
34	PIMCO Income Opportunity Fund Annual Report | 10.31.11 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (‘‘Corporate Income’’) and PIMCO Income Opportunity Fund (‘‘Income Opportunity’’), each the “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively. Prior to commencing operations on December 21, 2001 and November 30, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified and non-diversified, respectively, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value per share of common shares authorized.

Corporate Income’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a diversified portfolio of U.S. dollar denominated corporate debt obligations and of other income-producing securities.

Income Opportunity’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, Income Opportunity will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in Mutual Funds are valued at the closing net asset value per share of each Mutual Fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to

PIMCO Corporate Income Fund	35
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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps, futures and options on futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•             Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•             Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•             Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the

PIMCO Corporate Income Fund
36	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Corporate Income Fund	37
10.31.11 | PIMCO Income Opportunity Fund Annual Report

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at October 31, 2011 in valuing Corporate Income’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$7,757,466	$8,183,459	$15,940,925
Energy	–	–	2,494,000	2,494,000
Financial Services	–	227,525,897	1,782,000	229,307,897
Transportation	–	–	673,746	673,746
All Other	–	229,400,132	–	229,400,132
Municipal Bonds	–	135,534,760	–	135,534,760
Mortgage-Backed Securities	–	101,294,994	432,166	101,727,160
Senior Loans	–	18,420,840	–	18,420,840
Preferred Stock:
Financial Services	$4,633,000	10,732,288	–	15,365,288
All Other	–	1,625,138	–	1,625,138
Convertible Preferred Stock	16,533,614	–	–	16,533,614
Sovereign Debt Obligations	–	6,103,620	–	6,103,620
Asset-Backed Securities	–	2,135,673	–	2,135,673
Mutual Funds	142,908	–	–	142,908
Short-Term Investments	–	26,901,932	–	26,901,932

Total Investments in Securities – Assets	$21,309,522	$767,432,740	$13,565,371	$802,307,633

PIMCO Corporate Income Fund
38	PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/11
Other Financial Instruments* – Assets
Credit Contracts	–	$33,372	–	$33,372
Foreign Exchange Contracts	–	1,108,000	–	1,108,000
Total Other Financial Instruments* – Assets	–	$1,141,372	–	$1,141,372
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(894,303)	–	$(894,303)
Total Investments	$21,309,522	$767,679,809	$13,565,371	$802,554,702

There were no significant transfers between of Levels 1 and 2 during the year ended October 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Corporate Income for the year ended October 31, 2011, was as follows:

	Beginning Balance 10/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 10/31/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$10,370,772	$(1,774,705)	$(9,629)	$(15,593)	$(387,386)	–	–	$8,183,459
Energy	3,999,000	–	61,724	–	(1,566,724)	–	–	2,494,000
Financial Services	24,307,835	–	8,703	–	(3,881,538)	$1,782,000	$(20,435,000)	1,782,000
Transportation	690,252	(22,280)	(2,061)	(221)	8,056	–	–	673,746
Mortgage-Backed Securities	–	441,760	66,546	24,333	(100,473)	–	–	432,166
Total Investments	$39,367,859	$(1,355,225)	$125,283	$8,519	$(5,928,065)	$1,782,000	$(20,435,000)	$13,565,371

A summary of the inputs used at October 31, 2011 in valuing Income Opportunity’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/11
Investments in Securities – Assets
Mortgage-Backed Securities	–	$190,635,779	$5,155,255	$195,791,034
Corporate Bonds & Notes:
Airlines	–	–	11,892,383	11,892,383
All Other	–	150,875,009	–	150,875,009
U.S. Government Agency Securities	–	140,654,726	–	140,654,726
Asset-Backed Securities	–	48,233,890	–	48,233,890
Senior Loans	–	18,582,895	–	18,582,895
Convertible Preferred Stock	$16,763,850	–	–	16,763,850
Sovereign Debt Obligations	–	6,073,505	–	6,073,505
Convertible Bonds	–	4,009,000	–	4,009,000
Municipal Bonds	–	2,985,261	–	2,985,261

PIMCO Corporate Income Fund	39
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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/11
Preferred Stock	$871,174	–	–	$871,174
U.S. Treasury Obligations	–	$105,578	–	105,578
Short-Term Investments	–	39,553,780	–	39,553,780
Options Purchased:
Interest Rate Contracts	–	– †	–	– †
Total Investments in Securities – Assets	$17,635,024	$601,709,423	$17,047,638	$636,392,085
Investments in Securities – Liabilities
Securities Sold Short, at value	–	$(22,585,716)	–	$(22,585,716)
Other Financial Instruments* – Assets
Credit Contracts	–	$1,058,124	–	$1,058,124
Foreign Exchange Contracts	–	592,431	–	592,431
Total Other Financial Instruments* – Assets	–	$1,650,555	–	$1,650,555
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(425,649)	$(9,932)	$(435,581)
Foreign Exchange Contracts	–	(349,065)	–	(349,065)
Interest Rate Contracts	–	(417,206)	–	(417,206)
Total Other Financial Instruments* – Liabilities	–	$(1,191,920)	$(9,932)	$(1,201,852)
Total Investments	$17,635,024	$579,582,342	$17,037,706	$614,255,072

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Opportunity for the year ended October 31, 2011, was as follows:

	Beginning Balance 10/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 10/31/11
Investments in Securities – Assets
Mortgage-Backed Securities	$2,395,460	$2,808,171	$2,255	$474,753	$(525,384)	–	–	$5,155,255
Corporate Bonds & Notes:
Airlines	24,819,086	(12,120,594)	487,687	933,556	(2,227,352)	–	–	11,892,383
Hotels/Gaming	6,188,599	(188,469)	(1,845)	(1,745)	245,124	–	$(6,241,664)	–
Asset-Backed Securities	2,647,003	–	60,135	–	2,814	–	(2,709,952)	–
Investments in Securities – Assets	$36,050,148	$(9,500,892)	$548,232	$1,406,564	$(2,504,798)	–	$(8,951,616)	$17,047,638
Other Financial Instruments* – Assets
Credit Contracts	$40,334	–	–	–	$(50,266)	–		$(9,932)
Total Investments	$36,090,482	$(9,500,892)	$548,232	$1,406,564	$(2,555,064)	–	$(8,951,616)	$17,037,706

†  Amount less than $1.

40	PIMCO Corporate Income Fund
PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

*

Other financial instruments not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Corporate Income held at October 31, 2011, was $(2,499,865). The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which Income Opportunity held at October 31, 2011 was $(706,635) and $(50,266), respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility Fees and other fees (such as origination fees) received on settlement date are amortized as income for the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at October 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

Corporate Income declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. Income Opportunity declares dividends from net investment income and net short-term capital gains, if any, from the sale of portfolio securities and other sources to common shareholders monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly,

PIMCO Corporate Income Fund	41
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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

42	PIMCO Corporate Income Fund
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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

1. Organization and Significant Accounting Policies (continued)

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions and securities sold short. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

PIMCO Corporate Income Fund	43
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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

2. Principal Risks (continued)

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be

44	PIMCO Corporate Income Fund
PIMCO Income Opportunity Fund Annual Report | 10.31.11

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

2. Principal Risks (continued)

recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Corporate Income had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc., (“SLH”) as counterparty were written down to their estimated recoverable values. Anticipated losses for securities transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts. There were no open futures transactions for both Funds at October 31, 2011.

PIMCO Corporate Income Fund	45
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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

3. Financial Derivative Instruments (continued)

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value. There were no option transactions for Corporate Income during the year ended October 31, 2011.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

3. Financial Derivative Instruments (continued)

rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset- backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

3. Financial Derivative Instruments (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2011 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

3. Financial Derivative Instruments (continued)

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at October 31, 2011:

Corporate Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	–	$33,372	–	$33,372
Unrealized appreciation of forward foreign currency contracts	–	–	$1,108,000	1,108,000
Total asset derivatives	–	$33,372	$1,108,000	$1,141,372

Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	–	$(894,303)	$(894,303)
Total liability derivatives	–	–	$(894,303)	$(894,303)

Income Opportunity:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	–	$1,058,124	–	$1,058,124
Unrealized appreciation of forward foreign currency contracts	–	–	$592,431	592,431
Total asset derivatives	–	$1,058,124	$592,431	$1,650,555

Liability derivatives:
Unrealized depreciation of OTC swaps	–	$(435,581)	–	$(435,581)
Payable for variation margin on centrally cleared interest rate swaps*	$(21,207)	–	–	(21,207)
Unrealized depreciation of forward foreign currency contracts	–	–	$(349,065)	(349,065)
Total liability derivatives	$(21,207)	$(435,581)	$(349,065)	$(805,853)

*  Included in the net unrealized depreciation of $417,206 on centrally cleared interest rate swaps for Income Opportunity as reported in section 5(b) in the Notes to Financial Statements.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the year ended October 31, 2011:

Corporate Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Realized gain (loss) on:
Futures contracts	$1,547,175	–	–	$1,547,175
Swaps	(36,433,208)	$5,425,862	–	(31,007,346)
Foreign currency transactions (forward foreign currency contracts)	–	–	$118,504	118,504
Total realized gain (loss)	$(34,886,033)	$5,425,862	$118,504	$(29,341,667)

Net change in unrealized appreciation/depreciation of:
Swaps	–	$(4,115,540)	–	$(4,115,540)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(626,596)	(626,596)
Total change in unrealized appreciation/depreciation	–	$(4,115,540)	$(626,596)	$(4,742,136)

Income Opportunity:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(13,477)	–	–	$(13,477)
Swaps	(2,520,396)	$688,466	–	(1,831,930)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(871,647)	(871,647)
Total net realized gain (loss)	$(2,533,873)	$688,466	$(871,647)	$(2,717,054)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(235)	–	–	$(235)
Swaps	(417,206)	$(774,587)	–	(1,191,793)
Foreign currency transactions (forward foreign currency contracts)	–	–	$437,390	437,390
Total net change in unrealized appreciation/depreciation	$(417,441)	$(774,587)	$437,390	$(754,638)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2011:

	Options Purchased (3)	Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)		Interest Rate Swap
	Notional	Long	Purchased	Sold	Buy	Sell	Agreements (3)
Corporate Income	–	452	$15,636,864	$64,542,053	–	$32,820	$94,400
Income Opportunity	$23,400	–	8,404,044	51,343,730	$6,480	38,607	13,040

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of Corporate Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding, and 1.00% of Income Opportunity’s average daily total managed assets. For Income Opportunity, total managed assets refers to the total assets (including any assets attributable to any reverse repurchase agreements and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities, for the year ended October 31, 2011:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Corporate Income	$20,366,671	$20,371,972	$257,376,460	$337,794,572
Income Opportunity	1,203,661,683	1,089,078,780	122,936,890	295,547,039

(a) OTC Credit default swap agreements:

Sell protection swap agreements outstanding at October 31, 2011:

Corporate Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread *	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
Brazilian Government International Bond	$2,600	1.20%	12/20/15	1.00%	$(17,796)	$(19,925)	$2,129
Barclays Bank:
Brazilian Government International Bond	10,400	1.20%	12/20/15	1.00%	(71,183)	(77,143)	5,960
HSBC Bank:
Mexico Government International Bond	4,000	1.19%	12/20/15	1.00%	(25,899)	(51,182)	25,283
					$(114,878)	$(148,250)	$33,372

Income Opportunity:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread *	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American International Group	$700	4.01%	12/20/20	1.00%	$(131,164)	$(158,799)	$27,635
Dow Jones CDX HY-9 5-Year Index 35-100%	9,627	0.19%	12/20/12	1.44%	153,292	–	153,292

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2011

5. Investments in Securities (continued)

Income Opportunity:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread *	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
MetLife	6,200	2.59%	9/20/15	1.00%	$(349,720)	$(416,629)	$66,909
SLM	4,150	4.23%	12/20/13	5.00%	88,260	(508,375)	596,635
Barclays Bank:
Gazprom	1,250	2.88%	12/20/17	1.90%	(57,751)	–	(57,751)
VTB Capital	1,250	4.01%	12/20/17	2.34%	(97,426)	–	(97,426)
Citigroup:
Majapahit Holding	3,000	2.77%	12/20/17	2.65%	(9,932)	–	(9,932)
Republic of Indonesia	3,000	1.97%	12/20/17	2.14%	35,984	–	35,984
SLM	4,150	4.23%	12/20/13	5.00%	88,260	358,732	(270,472)
Credit Suisse First Boston:
TNK	1,500	3.17%	12/20/17	3.15%	16,343	–	16,343
Deutsche Bank:
American International Group	400	4.01%	12/20/20	1.00%	(74,951)	(87,809)	12,858
SLM	900	4.23%	12/20/13	5.00%	19,141	(126,000)	145,141
UBS:
American International Group	100	4.01%	12/20/20	1.00%	(18,738)	(22,065)	3,327
					$(338,402)	$(960,945)	$622,543

*	Unaudited.
(1)

This represents the maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b)	Interest rate swap agreements outstanding at October 31, 2011:

Centrally cleared interest rate swaps:

Income Opportunity:			Rate Type
Broker	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Depreciation
Citigroup (CME)	$32,600	6/15/21	3.50%	3-Month USD-LIBOR	$(3,965,808)	$(417,206)

CME—Chicago Mercantile Exchange

LIBOR—London Inter-Bank Offered Rate

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2011

5. Investments in Securities (continued)

(c) Forward foreign currency contracts outstanding at October 31, 2011:

Corporate Income:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
10,595,915 Brazilian Real settling 11/3/11	UBS	$5,738,378	$6,171,719	$433,341
800,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	124,514	125,888	1,374
4,809,971 Chinese Yuan Renminbi settling 11/15/11	Citigroup	740,394	756,897	16,503
3,124,846 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	486,200	491,726	5,526
7,531,000 Euro settling 11/2/11	Citigroup	10,678,958	10,420,645	(258,313)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	93,020	(7,195)
36,202 Malaysian Ringgit settling 11/10/11	Barclays Bank	11,241	11,794	553
645,493 Mexican Peso settling 11/18/11	Deutsche Bank	54,889	48,368	(6,521)
130,000 Mexican Peso settling 11/18/11	Morgan Stanley	11,013	9,741	(1,272)
2,280,200 South African Rand settling 1/26/12	JPMorgan Chase	312,635	283,825	(28,810)

Sold:
10,595,915 Brazilian Real settling 11/3/11	HSBC Bank	6,516,553	6,171,719	344,834
10,595,915 Brazilian Real settling 1/4/12	UBS	5,673,243	6,085,139	(411,896)
5,782,000 British Pound settling 12/8/11	JPMorgan Chase	9,217,589	9,293,466	(75,877)
4,957,000 British Pound settling 12/8/11	UBS	7,909,775	7,967,435	(57,660)
442,000 Canadian Dollar settling 11/17/11	Deutsche Bank	444,982	443,280	1,702
442,000 Canadian Dollar settling 11/17/11	Royal Bank of Canada	446,558	443,280	3,278
8,573,600 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	1,348,050	1,349,141	(1,091)
3,435,000 Euro settling 1/17/12	Barclays Bank	4,717,972	4,750,552	(32,580)
7,531,000 Euro settling 11/2/11	Citigroup	10,450,882	10,420,645	30,237
7,531,000 Euro settling 12/2/11	Citigroup	10,675,614	10,417,482	258,132
3,232,000 Euro settling 1/17/12	Deutsche Bank	4,458,398	4,469,806	(11,408)
36,202 Malaysian Ringgit settling 11/10/11	Barclays Bank	12,246	11,794	452
400,000 Mexican Peso settling 11/18/11	Barclays Bank	29,097	29,973	(876)
2,659,050 Mexican Peso settling 3/15/12	HSBC Bank	200,000	197,129	2,871

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Notes to Financial Statements

October 31, 2011

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2011	Unrealized Appreciation (Depreciation)
Sold (continued):
375,493 Mexican Peso settling 11/18/11	JPMorgan Chase	$27,357	$28,136	$(779)
2,674,200 Mexican Peso settling 3/15/12	Morgan Stanley	200,000	198,252	1,748
5,331,300 Mexican Peso settling 3/15/12	UBS	400,000	395,237	4,763
16,862 South African Rand settling 1/26/12	Barclays Bank	2,087	2,099	(12)
2,063,338 South African Rand settling 1/26/12	Goldman Sachs	259,517	256,831	2,686
200,000 South African Rand settling 1/26/12	JPMorgan Chase	24,882	24,895	(13)
				$213,697

Income Opportunity:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
215,000 British Pound settling 12/8/11	Deutsche Bank	$343,759	$345,572	$1,813
6,399,000 Euro settling 11/2/11	Citigroup	9,073,782	8,854,296	(219,486)
1,130,000 Euro settling 1/17/12	Deutsche Bank	1,574,316	1,562,773	(11,543)
116,488 Mexican Peso settling 11/18/11	Deutsche Bank	9,906	8,729	(1,177)
53,488 Mexican Peso settling 3/15/12	HSBC Bank	3,942	3,965	23
68,899 South African Rand settling 1/26/12	HSBC Bank	8,724	8,576	(148)

Sold:
3,435,000 British Pound settling 12/8/11	JPMorgan Chase	5,476,032	5,521,109	(45,077)
2,945,000 British Pound settling 12/8/11	UBS	4,699,272	4,733,528	(34,256)
2,919,000 Euro settling 1/17/12	Barclays Bank	4,009,246	4,036,932	(27,686)
6,399,000 Euro settling 11/2/11	Citigroup	8,879,988	8,854,296	25,692
6,399,000 Euro settling 12/2/11	Citigroup	9,070,941	8,851,609	219,332
2,746,000 Euro settling 1/17/12	Deutsche Bank	3,787,984	3,797,676	(9,692)
54,908,000 Japanese Yen settling 1/13/12	Deutsche Bank	715,187	703,323	11,864
116,488 Mexican Peso settling 11/18/11	HSBC Bank	9,310	8,729	581
223,567,350 Russian Ruble settling 3/27/12	Citigroup	7,536,402	7,203,276	333,126
				$243,366

At October 31, 2011, Corporate Income and Income Opportunity held $895,000 and $670,000, respectively, in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2011

5. Investments in Securities (continued)

(d) Open reverse repurchase agreements at October 31, 2011:

Corporate Income:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.753%	8/24/11	2/17/12	$25,231,363	$25,195,000
	0.753%	8/24/11	2/24/12	523,755	523,000
	0.7643%	8/24/11	2/14/12	38,198,876	38,143,000
Deutsche Bank	0.55%	8/24/11	11/29/11	6,553,902	6,547,000
	0.70%	8/24/11	11/18/11	1,615,164	1,613,000
Greenwich Capital Markets	0.60%	8/24/11	11/14/11	1,190,367	1,189,000
Royal Bank of Canada	0.669%	8/29/11	12/2/11	30,414,130	30,378,000
	0.779%	9/2/11	12/2/11	6,788,803	6,780,000
	0.786%	9/7/11	12/7/11	2,655,185	2,652,000
UBS	0.75%	8/24/11	2/13/12	5,128,361	5,121,000
	0.70%	9/7/11	3/6/12	947,012	946,000
	0.75%	8/24/11	2/24/12	7,949,411	7,938,000
					$127,025,000

Income Opportunity:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.57%	8/29/11	11/29/11	$2,614,647	$2,612,000
	0.84%	10/24/11	11/21/11	881,164	881,000
Barclays Bank	0.27%	10/13/11	11/14/11	44,478,337	44,472,000
	0.653%	8/24/11	11/29/11	1,102,378	1,101,000
	0.66%	8/26/11	11/29/11	7,388,064	7,379,000
	0.70%	10/17/11	1/13/12	4,561,330	4,560,000
	0.753%	8/24/11	2/24/12	27,003,917	26,965,000
	0.753%	8/26/11	2/24/12	4,336,068	4,330,000
	1.00%	10/14/11	1/20/12	1,877,939	1,877,000
	1.053%	8/24/11	1/13/12	7,424,955	7,410,000
	1.053%	8/24/11	2/17/12	4,552,169	4,543,000
	1.053%	8/24/11	2/24/12	4,885,841	4,876,000
	1.053%	8/26/11	12/15/11	2,309,517	2,305,000
	1.053%	8/26/11	2/24/12	2,774,427	2,769,000
Credit Suisse First Boston	0.65%	8/24/11	11/16/11	1,684,095	1,682,000
	0.65%	8/24/11	11/23/11	8,496,572	8,486,000
	0.85%	8/24/11	11/16/11	13,491,945	13,470,000
	0.85%	8/24/11	11/23/11	11,335,437	11,317,000
Deutsche Bank	0.25%	10/13/11	11/14/11	39,123,161	39,118,000
	0.55%	8/24/11	11/18/11	2,137,251	2,135,000
	0.55%	8/24/11	11/23/11	4,816,072	4,811,000
	0.55%	9/6/11	12/9/11	1,835,569	1,834,000
	0.70%	8/24/11	11/23/11	2,109,827	2,107,000
Goldman Sachs	0.24%	10/13/11	11/14/11	48,493,142	48,487,000
	0.24%	10/14/11	11/14/11	2,000,240	2,000,000

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements October 31, 2011

5. Investments in Securities (continued)

Income Opportunity:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Greenwich Capital Markets	0.60%	8/24/11	11/14/11	$2,417,777	$2,415,000
	0.60%	10/26/11	11/14/11	2,537,254	2,537,000
	0.91%	10/17/11	12/14/11	829,314	829,000
JPMorgan Chase	0.78%	8/24/11	2/24/12	4,267,370	4,261,000
Morgan Stanley	1.10%	8/26/11	2/9/12	5,382,624	5,371,626
Royal Bank of Canada	0.75%	10/14/11	1/20/12	1,210,454	1,210,000
UBS	0.80%	8/24/11	2/24/12	2,010,077	2,007,000
	0.90%	9/6/11	3/5/12	1,831,561	1,829,000
	2.07%	9/9/11	2/9/12	3,664,100	3,652,968
	2.18%	9/9/11	2/9/12	1,481,841	1,477,100

					$277,116,694

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2011 for Corporate Income and Income Opportunity was $153,863,841 and $307,090,076, respectively, at a weighted average interest rate of 0.51% and 0.62%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2011 for Corporate Income and Income Opportunity was $134,271,682 and $294,130,140, respectively.

At October 31, 2011, Corporate Income held $501,000 in principal value of Corporate Bonds and $90,000 in cash as collateral for open reverse repurchase agreements. Income Opportunity held $260,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Funds’ investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

The tax character of dividends paid by the Funds was as follows:

	Year ended October 31, 2011	Year ended October 31, 2010
	Ordinary Income (1)	Ordinary Income (1)
Corporate Income	$63,152,504	$69,805,324
Income Opportunity	49,267,669	30,717,420

(1)  Includes short-term capital gains, if any.

At October 31, 2011, the components of distributable earnings were as follows.

	Ordinary Income	Capital Loss Carryforwards (2)
Corporate Income	$17,423,688	$92,252,228
Income Opportunity	11,444,520	14,441,783

(2)  Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2011

6. Income Tax Information (continued)

likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

At October 31, 2011, the Funds had capital loss carryforwards expiring in the following years.

	2012	2013	2014	2015	2016	2017	2018	2019
Corporate Income	–	–	–	–	$18,994,968	$59,662,694	–	$13,594,566
Income Opportunity	–	–	–	–	–	14,441,783	–	–

At October 31, 2011, the Fund had capital loss carryforwards which was utilized as follows:

Utilized
Income Opportunity	$18,694,982

For the fiscal year ended October 31, 2011, permanent “book-tax” adjustments were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In- Capital In Excess of Par
Corporate Income	$3,635,751	$(3,634,180)	$(1,571)
Income Opportunity	(1,015,697)	1,020,179	(4,482)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of swap payments.

(b) Reclassification of gains and losses on foreign currency transactions.

(c) Differing treatment of mortgage-backed securities.

(d) Non-deductible excise tax paid.

(e) Reclassification of amendment fees.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At October 31, 2011, the aggregate cost basis and net unrealized appreciation of investments (before securities sold short) for federal income tax purposes were as follows:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Corporate Income	$744,936,513	$89,574,735	$32,203,615	$57,371,120
Income Opportunity	608,100,739	47,151,036	18,859,690	28,291,346

The difference between book and tax cost basis is attributable to wash sale loss deferrals and recognized gain for tax purposes on a corporate action.

7. Auction-Rate Preferred Shares — Corporate Income

Corporate Income has 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2011

7. Auction-Rate Preferred Shares — Corporate Income (continued)

For the year ended October 31, 2011, the annualized dividend rates ranged from:

	High	Low	At October 31, 2011
Series M	0.347%	0.045%	0.120%

Series T	0.377%	0.045%	0.135%

Series W	0.330%	0.045%	0.105%

Series TH	0.330%	0.045%	0.045%

Series F	0.330%	0.045%	0.090%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On September 12, 2011, Moody’s Investor Service downgraded its ratings of each series of Corporate Income’s Preferred Shares from Aaa to Aa2.

See Note “8. Legal Proceedings, for a discussion of shareholder demand letters received by the Fund and certain other closed-end funds managed by the Investment Manager.

8. Legal Proceedings

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including Corporate Income and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of Corporate Income rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

9. Subsequent Events

On November 1, 2011, the following dividends were declared to common shareholders payable December 1, 2011 to shareholders of record on November 14, 2011:

Corporate Income	$0.10625 per common share
Income Opportunity	$0.19 per common share

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2011

9. Subsequent Events (continued)

On December 1, 2011, the following dividends were declared to common shareholders payable January 3, 2012 to shareholders of record on December 12, 2011:

Corporate Income	$0.10625 per common share
Income Opportunity	$0.19 per common share

On December 20, 2011, the following dividends were declared to common shareholders payable January 20, 2012 to shareholders of record on December 30, 2011:

Corporate Income	$0.49 per common share
Income Opportunity	$0.78 per common share

The Funds’ amended Dividend Reinvestment Plan became effective on November 15, 2011, for distributions paid after December 15, 2011.

Effective February 1, 2012, Corporate Income will change its name to PIMCO Corporate & Income Strategy Fund and rescind its non-fundamental investment policy to, under normal market conditions, invest at least 80% of its total assets in a diversified portfolio of U.S. dollar-denominated corporate debt obligations of varying maturities and other corporate income-producing securities. Corporate Income will replace this policy with a new non-fundamental policy to, under normal market conditions, invest at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. In addition, Corporate Income will observe an investment guideline of normally investing at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate Income will remain subject to its current investment limit to invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities. The New York Stock Exchange ticker symbol for Corporate Income (PCN) will remain the same.

It is anticipated that Paul Belica will retire from each Fund’s Board as a Trustee on December 31, 2011.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

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PIMCO Corporate Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended October 31,
	2011	2010		2009		2008		2007
Net asset value, beginning of year	$15.51	$12.88		$8.47		$13.76		$14.76
Investment Operations:
Net investment income	1.72	1.61		1.42		1.24		1.31
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(1.87)	2.90		4.29		(4.94)		(0.51)
Total from investment operations	(0.15)	4.51		5.71		(3.70)		0.80
Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.01)		(0.02)		(0.31)		(0.43)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.16)	4.50		5.69		(4.01)		0.37
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.68)	(1.87)		(1.28)		(1.28)		(1.28)
Net realized gains	–	–		–		–		(0.09)
Total dividends and distributions to common shareholders	(1.68)	(1.87)		(1.28)		(1.28)		(1.37)
Net asset value, end of year	$13.67	$15.51		$12.88		$8.47		$13.76
Market price, end of year	$15.27	$16.24		$13.06		$10.00		$14.25
Total Investment Return (1)	4.78%	41.86%		48.69%		(22.55)%		(0.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$515,041	$579,963		$477,195		$311,489		$502,714
Ratio of expenses to average net assets, including interest expense (2)(4)	1.30%	1.24	%(5)	1.52	%(5)	1.50	%(3)(5)	1.30	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.16%	1.17	%(5)	1.48	%(5)	1.39	%(3)(5)	1.21	%(3)(5)
Ratio of net investment income to average net assets (2)	11.56%	11.64	%(5)	15.34	%(5)	10.09	%(5)	9.11	%(5)
Preferred shares asset coverage per share	$101,188	$110,790		$95,590		$50,953		$66,871
Portfolio turnover rate	32%	52%		117%		118%		46%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)

During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.18% and 0.25% for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively.

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PIMCO Income Opportunity Fund Financial Highlights

For a common share outstanding throughout each period:

				November 30, 2007*
	Year ended October 31,			through
	2011	2010	2009	October 31, 2008
Net asset value, beginning of period	$26.97	$21.40	$17.90	$23.88	**
Investment Operations:
Net investment income	3.24	3.11	2.11	1.46
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, unfunded loan commitments, swaps, securities sold short and foreign currency transactions	(2.20)	4.58	3.51	(5.62)
Total from investment operations	1.04	7.69	5.62	(4.16)
Dividends and Distributions to Shareholders from:
Net investment income	(3.39)	(2.12)	(1.21)	(1.77)
Return of capital	–	–	(0.91)	–
Total dividends and distributions to shareholders	(3.39)	(2.12)	(2.12)	(1.77)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–	–	(0.05)
Net asset value, end of period	$24.62	$26.97	$21.40	$17.90
Market price, end of period	$26.45	$26.92	$21.08	$18.10
Total Investment Return (1)	11.68%	39.51%	31.54%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$359,909	$391,730	$307,679	$253,174
Ratio of expenses to average net assets, including interest expense (3)	2.44%	2.36%	1.78%	2.29	%(2)(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.93%	1.86%	1.42%	1.45	%(2)(4)
Ratio of net investment income to average net assets	12.40%	13.07%	12.04%	7.10	%(4)
Portfolio turnover rate	194%	77%	292%	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(3)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.
(4)	Annualized.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of cash flows and of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund (the “Funds”) at October 31, 2011, the results of each of their operations and cash flow for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the periods then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2011

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Annual Shareholder Meeting Results/Change to Board of Trustees/Change in Investment Policy (unaudited)

Annual Shareholder Meeting Results:

Corporate Income and Income Opportunity held their annual meeting of shareholders on April 14, 2011.

Corporate Income:

Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class III to serve until 2014	32,772,062	484,344
Election of Alan Rappaport – Class I to serve until 2012	32,797,890	458,516
Re-election of John C. Maney† – Class III to serve until 2014	32,693,290	563,116

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson*, Hans W. Kertess* and William B. Ogden, IV, continued to serve as Trustees.

Income Opportunity:

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class III to serve until 2014	13,263,505	165,393
Election of Alan Rappaport – Class III to serve until 2014	13,257,022	171,876

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson, Hans W. Kertess, John C. Maney† and William B. Ogden, IV, continued to serve as Trustees.

*  Preferred Shares Trustee

†  Interested Trustee

Change to Board of Trustees:

Effective June 14, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee for Corporate Income and a Class I Trustee for Income Opportunity to serve until 2012.

Change in Investment Policy — Corporate Income:

Effective April 20, 2011, Corporate Income’s duration guidelines were expanded such that, under normal market conditions, the Fund will maintain an average portfolio duration of between zero and eight years. Corporate Income previously observed intermediate average portfolio duration ranges — normally between three and seven years.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates — i.e., the prices of debt obligations typically fall when market interest rates rise. Please see “2. Principal Risks” in the Notes to Financial Statements for additional discussion of interest rate risk.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Tax Information/Proxy Voting Policies & Procedures (unaudited)

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Funds’ fiscal year end October 31, 2011, regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended October 31, 2011, are designated as “qualified dividend income”:

Corporate Income 4.25%

Income Opportunity 2.54%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended October 31, 2011, that qualify for the corporate dividend received deduction is set forth below:

Corporate Income 4.25%

Income Opportunity 2.54%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on the shareholder’s 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended October 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Corporate Income:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the

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Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements and does not reflect interest expenses.

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of fourteen closed-end funds, including the Fund but not including another peer fund managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $51.42 million to $2,110.07 million, and that four of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fourth out of fourteen funds in the expense peer group for total net expense ratio based on common share assets, third out of fourteen funds in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and eleventh out of fourteen funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked fourteenth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees also noted that the Fund outperformed its benchmark and was ranked second and first out of fourteen funds for the one-year and three-year periods ended February 28, 2011, respectively. The Trustees also noted that the Fund outperformed its benchmark and was ranked first out of twelve funds for the five-year period ended February 28, 2011.

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end fund offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s net assets, including assets attributable to preferred shares outstanding). In this regard, the

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and determined that the Fund’s use of leverage through preferred shares continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Income Opportunity:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements and does not reflect interest expenses.

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of eleven closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $75.45 million to $1,737.20 million, and that three of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked tenth out of eleven funds in the expense peer group

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

for total net expense ratio based on common share assets, eighth out of eleven funds in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and ninth out of eleven funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked eleventh having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees also noted that the Fund outperformed its benchmark and was ranked first out of eleven funds, for the one-year period ended February 28, 2011. The Trustees noted that the Fund outperformed its benchmark and was ranked second out of ten funds for the three-year period ended February 28, 2011.

The Trustees also took into account that the Fund uses leverage, such as by the use of reverse repurchase agreements, which increase total assets and thus the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

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Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

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Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

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Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with the Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Funds in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2001 – PCN/2007 – PKO

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 53 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Trustee since: 2001 – PCN/2007 – PKO

Term of office: Not expected to stand for re-election
at 2013 annual meeting of shareholders.

Trustee/Director of 53 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for re-election at
2014 annual meeting of shareholders.

Trustee/Director of 53 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF
Trust (since 2009-2010) and Trustee of
Nicholas-Applegate Institutional Funds
(2007-2010).

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Director, Shielding Technology Inc. (since 2006).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.

Trustee/Director of 53 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds
Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006 – PCN/2008 – PKO

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders

Trustee/Director of 53 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund
Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

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Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with the Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Funds in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 53 funds in Fund Complex

Trustee/Director of no funds outside the Fund
Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

Deborah A. Zoullas

Date of Birth: 11/13/52

Trustee since: 2011

Term of office: Expected to stand for election at
2012 annual meeting of shareholders.

Trustee/Director of 53 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006 – PCN/2007 – PKO

Term of office: Expected to stand for re-election at
2014-PCN/2013-PKO annual meeting of shareholders.

Trustee/Director of 76 Funds in Fund Complex

Trustee/Director of no funds outside the Fund
Complex

Management Board, Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC; Management Board and Managing Director, Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Managers and various affiliated entities.

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Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with the Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 – PCN/2007 – PKO

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 49 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002 – PCN/2007 – PKO

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 76 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004 – PCN/2007 – PKO

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 76 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 76 funds in the Fund Complex.

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004 – PCN/2007 – PKO	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 76 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006 – PCN/2007 – PKO	Vice President of Allianz Global Investors of America L.P.; Assistant Secretary of 76 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

74	PIMCO Corporate Income Fund
PIMCO Income Opportunity Fund Annual Report | 10.31.11

Trustees Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2011-10-28-2062

AZ608AR_103111

ITEM 2. CODE OF ETHICS

(a)               As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)              During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)               During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, and James A. Jacobson members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item. Effective December 31, 2011, Paul Belica will retire from the Fund’s Board.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                   Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,000 in 2010 and $56,925 in 2011.

b)                  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011.

c)                   Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,700 in 2010 and $15,000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                  All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                   1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)             The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)             Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)             Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)            Not applicable

g)         Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $3,956,161 and the 2011 Reporting Period was $5,743,793.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Bradford K. Gallagher, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson and Deborah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME OPPORTUNITY FUND

(the “TRUST”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                       The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                       Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of December 29, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Opportunity Fund (“PKO” or the “Fund”):

Dan J. Ivascyn
Mr. Ivascyn has been the portfolio manager since November 2007.  Mr. Ivascyn is a managing director, member of the Executive Committee and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 20 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of October 31, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Dan J. Ivascyn	PKO	6	8,115.15	7	583.60	*	29	9,035.12	**

*Of these Other Pooled Investment Vehicles, 2 accounts totaling $485.11 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 1 account totaling $662.04 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of October 31, 2011.

PIMCO Corporate Opportunity Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	Over $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	December 29, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	December 29, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	December 29, 2011